SCHEDULE 14A
                                 (Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) of ss. 240.14a-12.

                                ELXSI CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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[ ]  Fee paid previously with preliminary materials.
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     previously. Identify the previous filing by registration statement number,
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

                                ELXSI CORPORATION
                         3600 Rio Vista Avenue, Suite A
                             Orlando, Florida 32805

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                November 21, 2003

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ELXSI Corporation, a Delaware corporation (the "Company"), will be held on November 21, 2003 at the Tavern on the Charles restaurant located in the Boston Days Hotel, 1234 Soldiers Field Road, Boston MA 02135, at 9:00 a.m. (local time), for the following purposes:

         1.       To elect a Board of Directors.

         2.       To approve the ELXSI Corporation 2003 Incentive Stock Option
                  Plan.

         3. To ratify the appointment of Tedder, James, Worden & Associates, P.A., as the Company's independent accountants for the current fiscal year.

         4. To transact such other and further business as may properly come before the meeting or any adjournment or adjournments thereof.

         Common stockholders of record at the close of business on October 17, 2003 are entitled to notice of and to vote at the meeting. A complete list of such stockholders is open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, at the Bickford's Family Restaurant's Inc. headquarters located at 1330 Soldiers Field Road, Boston, MA 02135. Stockholders can vote their shares by using the Internet or the telephone. Instructions for using these convenient services are set forth on the enclosed form of Proxy. Of course, you may also vote your shares by marking your vote on the enclosed form of Proxy, signing it and dating it, and mailing it in the enclosed envelope.

         A copy of the Company's Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2002 is enclosed herewith.


                                       By Order of the Board of Directors,


                                       David M. Doolittle, Secretary

Dated: October 23, 2003


         You are urged to vote your shares by using the Internet, by telephone or by filling in, signing, dating and mailing the enclosed form of Proxy. If you attend the meeting and vote in person, your Proxy will not be used. If your Proxy is mailed in the United States in the enclosed envelope, no postage is required. The prompt voting of your Proxy will save the Company the expense involved in further communication.

                                ELXSI CORPORATION
                         3600 Rio Vista Avenue, Suite A
                             Orlando, Florida 32805

                                 PROXY STATEMENT

                       For Annual Meeting of Stockholders
                         to be held on November 21, 2003

                                                                October 23, 2003

To the Stockholders:

         This Proxy Statement is furnished to you in connection with the solicitation by the Board of Directors of ELXSI Corporation, a Delaware corporation (the "Company"), of Proxies in the accompanying form to be used at the Annual Meeting of Stockholders to be held at the Tavern on the Charles restaurant located in the Boston Days Hotel, 1234 Soldiers Field Road, Boston MA 02135, on Friday, November 21, 2003, at 9:00 a.m. (local time), and at any subsequent time which may be made necessary by the adjournment thereof.

         If you were a holder of record of Common Stock, par value $.001 per share, of the Company (the "Common Stock") at the close of business on October 17, 2003, you are entitled to vote at the meeting, and your presence is desired. If, however, you cannot be present in person, a form of Proxy (proxy card) is enclosed, which the Board of Directors of the Company requests that you execute and return (or otherwise vote) as soon as possible. You can, of course, revoke your Proxy at any time before it is voted if you so desire, either in person at the meeting or by delivery to the Secretary of the Company of a duly executed written statement to that effect or of a later-dated Proxy.

         The Company is paying all costs of the solicitation of Proxies, including the expenses of printing and mailing to its stockholders this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the form of Proxy, and the Annual Report on Forms 10-K and 10-K/A. The Company has engaged Continental Stock Transfer & Trust Company to assist the Company in the distribution and solicitation of Proxies and has agreed to pay Continental Stock Transfer & Trust Company a fee of $3,000 plus expenses for its services. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with the regulations of the Securities and Exchange Commission (the "Commission"), in sending Proxies and proxy materials to the beneficial owners of the Common Stock. Officers or employees of the Company may also solicit Proxies in person, or by mail, E-mail, facsimile or telephone, but such persons will receive no compensation for such work, other than their normal compensation as such officers or employees.

         At the close of business on October 17, 2003, 4,100,899 shares of Common Stock were outstanding and are entitled to vote at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote. This Proxy Statement and the enclosed form of Proxy are first being mailed to the stockholders of the Company on or about October 23, 2003.

                            PROXIES AND VOTE REQUIRED

         The persons named in the accompanying form of Proxy intend to vote Proxies FOR the election of the nominees for director named herein, except to the extent authority to vote for any such nominee is withheld. In the event that any nominee at the time of election shall be unable to serve, for good cause is unwilling to serve or is otherwise unavailable for election (which contingency is not now contemplated or foreseen), and in consequence thereof another individual shall be nominated, the persons named in the accompanying form of Proxy shall have the discretion and authority to vote or to refrain from voting in accordance with their judgment on the substitute(s) for such nominee. The persons named in the accompanying form of Proxy also intend to vote Proxies FOR the approval of the ELXSI Corporation 2003 Incentive Stock Option Plan (Proposal No. 2 herein) and FOR the ratification of the appointment of Tedder, James, Worden & Associates, P.A. as the Company's independent accountants (Proposal No. 3 herein), unless (in each case) contrary voting instructions are indicated on such Proxies.

         The presence in person or by proxy of a majority of the shares of Common Stock outstanding and entitled to vote at the meeting is required for a quorum. If a quorum is present, those nominees for director receiving a plurality of the votes cast will be elected. Accordingly, shares not voted in the election of directors (including shares covered by a Proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a Proxy as to which authority is withheld to vote for only one or less than all of the nominees) will not prevent the election of any of the nominees for director. For all other matters submitted to stockholders at the meeting, including Proposal Nos. 2 and 3, if a quorum is present the affirmative vote of a majority of the shares voted is required for approval. As a result, abstention votes with respect to Proposal No. 2 or 3 will have the effect of a vote against such Proposal.

         Shares of Common Stock held by brokers and other stockholder nominees are sometimes voted on certain matters but not others. This can occur, for example, when a broker is instructed by the beneficial owner, or has discretionary authority, to vote on a particular matter or matters (such as the election of directors and appointment of accountants) but is not instructed, and does not have such authority, to vote on others. These are known as "non-voted" shares. Non-voted shares will be counted for purposes of determining whether there is a quorum at the meeting, but will have no effect upon the outcome of the vote on any matter as to which they are "non-voted."

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
                             (Item 1 on Proxy Card)

         The Board of Directors of the Company currently consists of five individuals, each of whom has been nominated for election at the meeting. Directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been elected and qualified, or until their resignation, removal or death or otherwise as provided in the Bylaws of the Company. The names of the five directors of the Company and of the one current non-director executive officer of the Company who is named in the "Executive Compensation" section hereinbelow, as well as certain information regarding the Common Stock holdings of each such individual and of the executive officers and directors of the Company as a group, based on information which such persons have furnished to the Company, are set forth below.


                                                             Common Stock of the
                                                          Company Beneficially Owned
                                                           as of October 17, 2003(1)
                                                       --------------------------------
                                        Director         Number of             Percent
Name                                     Since            Shares              of Class
----                                     ------        -------------          ---------
  Farrokh K. Kavarana.................    1989             51,600(2)             1.3%
  Kevin P. Lynch......................    1989            113,647                2.8%
  Alexander M. Milley.................    1989          2,251,014(3)            52.4%
  Robert C. Shaw......................    1989            267,178(4)             6.6%
  Denis M. O'Donnell..................    1996             49,900                1.2%
  David M. Doolittle..................     N/A            319,100(4)             7.7%
  All executive officers and
      directors as a group (6 persons)                  2,656,039(2)(3)(4)      56.9%

--------------------

(1) Numbers and percents in the table and footnotes are calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Rule 13d-3"). Each of the named persons and group has sole voting and dispositive power with respect to the shares shown, except as otherwise indicated. Includes shares issuable upon exercise of stock options granted by the Company that are exercisable currently or within 60 days, as follows: Farrokh K. Kavarana: 50,000 shares; Kevin P. Lynch: 110,450 shares; Alexander M. Milley: 165,000 shares; Robert C. Shaw: 57,500 shares; Denis M. O'Donnell: 35,000 shares; David M. Doolittle: 117,500 shares; and all executive officers and directors as a group: 535,450 shares. Excludes shares issuable upon exercise of stock options granted by the Company that become exercisable in more than 60 days, as follows: Kevin P. Lynch: 150 shares; and all executive officers and directors as a group: 150 shares.

(2) Excludes an aggregate of 325,940 shares of Common Stock held by Aggel Enterprises, Ltd. and certain affiliated entities. Mr. Kavarana is affiliated with the controlling shareholders of Aggel Enterprises, Ltd. and its affiliates. See "Security Ownership of Certain Beneficial Owners" below. Mr. Kavarana disclaims beneficial ownership of all of the foregoing shares.

(3) Consists entirely of: (i) 112,347 outstanding shares and 118,762 shares of Common Stock issuable upon the exercise of currently exercisable warrants held by Eliot Kirkland L.L.C., of which Mr. Milley is the sole manager, the President and a member; (ii) 278,505 shares held by Cadmus Corporation, of which Mr. Milley is the Chairman, President and an indirect controlling shareholder; (iii) 590,200 shares held by ELX Limited Partnership, of which Mr. Milley is the sole general partner; (iv) 198,200 shares held by Azimuth Corporation, of which Mr. Milley is the Chairman, President and a controlling stockholder; and (v) 788,000 shares held by Peter R. Kellogg or other "Kellogg Persons" party to the Kellogg Standstill Agreement (see "Certain Transactions -- Rights Agreement Amendment; Kellogg Standstill Agreement" below), over which Mr. Milley has sole voting power but no dispositive power. Excludes 60,004 shares of Common Stock held by The Alexander M. Milley Irrevocable Trust I (the "Milley Trust"), a trust for the benefit of certain members of Mr. Milley's immediate family, and 150,500 shares of Common Stock issuable upon the exercise of currently exercisable warrants held by the Milley Trust. Under Rule 13d-3, shares beneficially owned by the Milley Trust as determined thereunder are deemed not to be beneficially owned by Mr. Milley. Also includes and excludes shares issuable upon exercise of stock options granted by the Company to Mr. Milley as indicated in footnote 1 above.

(4) Includes 198,200 shares held by Azimuth Corporation, of which Messrs. Shaw and Doolittle are officers, directors and controlling stockholders.

Directors and Executive Officers of the Company

         Set forth below is certain biographical information regarding the directors and executive officers of the Company, some of whom hold positions with the Company's wholly-owned subsidiary, ELXSI ("ELXSI"), the Company's Bickford's Family Restaurants operations ("Bickford's") and/or ELXSI's Cues Division ("Cues"). Each individual's biographical information was furnished by him to the Company.

               Name            Age                        Position

Alexander M. Milley(1)(2)       50       Chairman, President, Chief Executive
                                         Officer and Director of the Company and
                                         ELXSI; President and Chief Executive
                                         Officer of Bickford's and Cues
Farrokh K. Kavarana(2)(3)       58       Director
Kevin P. Lynch(1)               44       Director; Vice President of the
                                         Company, ELXSI and Bickford's
Denis M. O'Donnell(2)(3)        49       Director
Robert C. Shaw(1)(3)            50       Director
David M. Doolittle              41       Chief Financial Officer of the Company,
                                         Bickford's and Cues; Vice President,
                                         Treasurer and Secretary of the Company
                                         and ELXSI
--------------------
(1)  Member of the Executive Committee of the Board
(2)  Member of the Compensation Committee of the Board
(3)  Member of the Audit Committee of the Board

         Alexander M. Milley became Chairman of the Board of Directors and Chief Executive Officer of the Company on September 25, 1989 and was elected President of the Company in August 1990. He serves in the same positions for ELXSI and is also President and Chief Executive Officer of Bickford's and Cues. Mr. Milley is the founder, President, sole director and majority shareholder of Milley Management Incorporated ("MMI"), a private investment and management consulting firm. Mr. Milley is also the President of Cadmus Corporation ("Cadmus"), another private investment and management consulting firm that is the former owner of Cues and with which ELXSI has a management agreement. See "Certain Transactions -- Management Agreement" below. From August 1985 to May 1986, Mr. Milley was Chairman of Neoax, Inc., now an environmental services company known as Envirosource, Inc. and then a diversified custom vehicle and precision metal manufacturing company. Mr. Milley was Senior Vice President-Acquisitions from December 1983 until July 1986 of The Dyson-Kissner-Moran Corporation, a private investment company. Mr. Milley is also a director of Molecular Diagnostics, Inc. ("Molecular Diagnostics"), which develops cost-effective, laboratory-based and point-of-care screening systems to assist in the early detection of cervical, gastrointestinal and other cancers, and Chairman of the Board of Azimuth Corporation ("Azimuth"), which is a designer and manufacturer of tradeshow exhibits and similar installations. Cadmus and Azimuth are significant stockholders of the Company. See "Security Ownership of Certain Beneficial Owners" below.

         Farrokh K. Kavarana became a director of the Company on September 25, 1989. He is currently the Executive Chairman of Tata Infotech Ltd. and Chairman of Tata AIG Life Insurance Company Ltd. as well as Tata AIG General Insurance Company Ltd. Between 1994 and March 2001 he was an Executive Director of the Tata Engineering and Locomotive Company Limited (TELCO), a member of the Tata Group of India. Prior to that he had been Vice-Chairman and Managing Director of Tata International AG, an international holding company that owns the Tata Group's overseas holdings and investments. Mr. Kavarana is a director of numerous non-U.S. companies, including Tata Industries Ltd., Tata Sons Ltd. of India, Tata International AG, Switzerland, and Tata Technologies Pte. Ltd., Singapore (formerly Tata-ELXSI). Mr. Kavarana is affiliated with the Tata Group, whose overseas affiliates are controlling shareholders of Aggel Enterprises, Ltd., an investment holding company. See "Security Ownership of Certain Beneficial Owners" below.

         Kevin P. Lynch became a director of the Company on September 25, 1989 and has served as Vice President of the Company since September 24, 1991 and Vice President of ELXSI and Bickford's since June 1991. He has served as a Vice President of MMI since September 1988. From October 1986 until September 1988, Mr. Lynch was a Corporate Development executive at Macmillan, Inc.

         Denis M. O'Donnell became a director of the Company on May 23, 1996. Since 1997, he has been Managing Director of Seaside Advisors, L.L.P., an investment fund specializing in small capitalization private placements. Since 1998, Dr. O'Donnell has been a director of Novavax, Inc., a company engaged in the development of pharmaceutical products, and is now its Chairman. Prior thereto, he was a Senior Advisor to Novavax from 1997 and its President from 1995 to 1997. Dr. O'Donnell has been a director of Molecular Diagnostics since 1998 and, since 1999, has been a director of Columbia Laboratories, Inc., a pharmaceutical company. In 2000, Dr. O'Donnell became a director of American Bio Medica Corp., a medical diagnostics company.

         Robert C. Shaw has been a director of the Company since September 25, 1989. He also served as Treasurer of the Company from September 1989 to January 1990. Mr. Shaw has been a Vice President of MMI since March 1989, an officer and/or director of Azimuth and/or certain subsidiaries thereof since November 1990, a director of Cadmus since January 1992 and a director of Molecular Diagnostics (or its predecessor) since November 1989. See "Certain Transactions -- Management Agreement" below. Prior to March 1989, he was Vice President of Berkeley Softworks Incorporated ("Berkeley") from September 1987 until March 1989. From January 1987 until September 1987 he was Vice President, and from July 1985 until January 1987 he was Director of Finance and Operations, of Ansa Software Incorporated ("Ansa"). Berkeley and Ansa developed and produced personal computer software.

         David M. Doolittle has served as Vice President of the Company, ELXSI and Bickford's since June 1991. Mr. Doolittle was elected Chief Financial Officer, Treasurer and Secretary of the Company and ELXSI in September 1999. He has been Director and Vice President of Cadmus since December 1992, Vice President of MMI since July 1995 and Vice President, Treasurer and Assistant Secretary of Azimuth since September 1999. See "Certain Transactions -- Management Agreement" below. Since February 1996, Mr. Doolittle has served as Chief Financial Officer of Cues. From November 1987 to May 1991, Mr. Doolittle was an accountant at Grant Thornton, a certified public accounting firm.

Committees; Board and Committee Meetings

         During the year ended December 31, 2002, the Board of Directors of the Company met two times. All directors attended all of the meetings, with the exception of Mr. Shaw who did not attend one meeting. From time to time the Board of Directors is asked to consider and vote upon matters which may present a conflict of interest for certain members. It is the Company's practice to not disqualify any Board member from voting with respect to such matters. In bringing conflict-of-interest (as well as other) matters before the Board, management generally seeks to secure the unanimous approval of directors; such unanimous approval has been obtained on virtually all matters heretofore voted upon by present Board members.

         The Board of Directors has an Executive Committee, a Compensation Committee and an Audit Committee, whose members are elected each year by the entire Board.

Executive Committee

         The Executive Committee's function is to act in place of the Board between meetings of the full Board. During the year ended December 31, 2002 the Executive Committee did not meet as the Company prefers to have full board meetings whenever possible. The members of the Committee are Messrs. Milley, Lynch, and Shaw.

Compensation Committee

         The Compensation Committee's function is to administer the Company's stock option and other compensation plans and to act upon such other compensation matters as may be referred to it by the Board. The members of the Committee are Messrs. Milley, Kavarana and O'Donnell. During the year ended December 31, 2002, the Compensation Committee did not meet.

Audit Committee; Charter and Independence

         The Audit Committee oversees the Company's financial reporting process, accounting functions and internal controls and consults with and monitors the qualifications, independence, appointment, replacement, compensation and performance of the Company's independent accountants. The members of the Audit Committee are Messrs. Kavarana, Shaw and O'Donnell. During the year ended December 31, 2002, the Audit Committee met one time.

         The National Association of Securities Dealers, Inc. ("NASD") has promulgated Nasdaq Marketplace Rules requiring that listed companies adopt written audit committee charters, and that they have audit committees of at least three members comprised solely of "independent directors" as defined under their Marketplace Rule 4200(a)(14). In 2003, the Board of Directors of the Company adopted an Amended and Restated Audit Committee Charter, a copy of which is attached as Annex A to this definitive Proxy Statement. The Company intends to amend its Amended and Restated Audit Committee Charter, if necessary, to comply with any final rules and regulations promulgated by the SEC and the Nasdaq Stock Market in response to the mandates of the Sarbanes-Oxley Act of 2002. The Company believes that each of the current members of the Audit Committee is an "independent director" within the meaning of NASD Marketplace Rule 4200(a)(14), except for Robert Shaw. In early May 2002, the NASD informed the Company that, due to the fact that he had been a titled Vice President of the Company since 1989, Mr. Shaw could not be considered "independent" within the meaning of that Rule. Nasdaq Marketplace Rule 4350(d)(2)(B) (the "Exception Rule") establishes an exemption to the "three independent members" rule by permitting a listed company's audit committee "under exceptional and limited circumstances" to include one director who is not independent if the board determines that his or her membership on that committee is required "by the best interests of the [company] and its shareholders," subject to certain other conditions. In May 2002, the Board of Directors of the Company formally made that determination with respect to Mr. Shaw and confirmed his continued Audit Committee membership; Mr. Shaw also resigned as Vice President of the Company. In its correspondence with the NASD on the matter, the Company cited Mr. Shaw's experience in both finance and accounting as having given him a high level of financial sophistication, as well as his long experience with and knowledge of the peculiarities of the Company's financial statements, which it considers to be unusually complex due, in particular, to its GAAP-required accounting for income taxes as a result of its net operating loss carryforwards and income tax credit carryforwards. As a result of these actions on the part of the Board and the Company, the NASD informed the Company that Mr. Shaw's continued membership on the Company's Audit Committee is permissible under the Exception Rule.

Report of the Audit Committee

         The Audit Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2002 (the "Relevant Audited Statements") with management and discussed with Tedder, James Worden & Associates, P.A. ("Tedder James"), the Company's independent auditors for fiscal 2002, the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee received from these independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the materials received from Tedder James and met with their representatives to discuss the independence of Tedder James.

         Based on the Audit Committee's review and discussions aforesaid, the Audit Committee recommended to the Board of Directors of the Company that the Relevant Audited Statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

                                       THE AUDIT COMMITTEE
                                       Farrokh K. Kavarana
                                       Denis M. O'Donnell
                                       Robert C. Shaw

Compensation of Directors

         Cash Compensation. Since 1989, the directors of the Company have received no cash compensation for their services as such, except for reimbursement of reasonable expenses of attending meetings.

         Other Compensation. During 2002, the directors of the Company each received an option to purchase 2,500 shares of Common Stock as compensation for their services as such.

Report of the Compensation Committee

         The Compensation Committee believes that offering its executive officers a compensation package consisting of a balanced combination of fixed, formula-based, long-term and discretionary components is the best way of ensuring that: (a) executive compensation is appropriately linked to the creation of shareholder value; and (b) the Company will be able to attract, motivate and retain executives of outstanding abilities. Fixed compensation is paid through base salaries, which the Committee believes should be and are maintained at levels comparable to those generally paid to executives with similar responsibilities at similarly-sized companies. The other parts of total compensation are realized through the Company's bonus arrangements and its stock option plans. The Committee also is of the view that its executives' compensation should be tied both directly and materially to the actual operating performance of the Company.

         During 1997, ELXSI and each of Messrs. Milley and Doolittle, with the approval of the full Board of Directors of the Company, entered into employment agreements that increased their annual salary to $150,000 and $95,000 (respectively) plus an additional 5% per year and secures their services through at least June 2005 (since extended to June 2007), although neither Mr. Milley nor Mr. Doolittle received 5% increases in 2001. In 2002, Mr. Milley's cash compensation was $186,884 and Mr. Doolittle's was $112,476. See "Executive Compensation -- Employment Agreements" below. The Compensation Committee feels that this increased salary level and long-term commitment are justified in light of salaries paid to executives with similar responsibilities at similarly-sized companies and Messrs. Milley and Doolittle's long-term performance with the Company, which has resulted in the Company's general growth trend since 1989. Mr. Doolittle's 2002 cash compensation was allocated $72,476 to Cues and $40,000 to corporate headquarters.

         Messrs. Milley's and Doolittle's employment agreements allow for ELXSI to pay compensation over and above the amounts committed to thereunder. It is the present intention of the Compensation Committee to evaluate the compensation of these executive officers for their services as officers of the Company on an annual basis. Additional compensation may be awarded in the form of stock options, cash bonuses or other incentives. Any such payments would be at the discretion of the Board rather than through a formula-based plan. Due to the Company's performance in 2002, the Compensation Committee did not award any additional compensation to Messrs. Milley and Doolittle except that the Company granted Mr. Milley an option to purchase 2,500 shares of Common Stock relating to his service as a director of the Company.

         The 2002 compensation of Kevin Lynch, Vice President of the Company, ELXSI and Bickford's, consisted solely of base salary in the amount of $130,000 and an option grant to purchase 2,500 shares of Common Stock relating to his service as a director of the Company. The Committee believes that Mr. Lynch's 2002 compensation was commensurate with that provided to executives with similar responsibilities at similarly-sized companies. Mr. Lynch was also paid no additional compensation for 2002, due to the Company's performance that year.

                                       THE COMPENSATION COMMITTEE
                                       Alexander M. Milley
                                       Farrokh K. Kavarana
                                       Denis M. O'Donnell

Executive Compensation

         The following table summarizes the total compensation of the Chief Executive Officer of the Company and of the other named executive officers of the Company for the year ended December 31, 2002.

                           Summary Compensation Table
                           --------------------------

                                                                                                        Long-Term
                                                       Annual Compensation                            Compensation
                                                       -------------------                     --------------------------
                                                                                                No. of
                                                                                               Shares of
                                            Fiscal                                              Common
                                             Year                                               Stock
           Name and                         Ended                                              Underlying      All Other
      Principal Position                   Dec. 31        Salary ($)         Bonus ($)          Options      Compensation
      ------------------                   -------        ----------         ---------         --------      ------------
Alexander M. Milley                          2002            186,884                --             2,500               --
Chairman, President                          2001            177,985                --                --               --
& Chief Executive Officer                    2000            180,947                --             2,500               --

Daniel E. Bloodwell (1)                      2002            102,846                --                --           91,302 (2)
Vice President of ELXSI,                     2001            140,539                --                --               --
President of Bickford's                      2000            140,000            22,500               600               --

David M. Doolittle                           2002            112,476                --                --               --
Chief Financial Officer,                     2001            110,000                --                --               --
Treasurer & Secretary                        2000            110,000                --                --               --

Kevin Lynch                                  2002            130,000                --             2,500               --
Vice President of the Company,               2001            130,000                --                --               --
ELXSI and Bickford's                         2000            130,000            17,500             3,100               --

--------------------

(1)  Mr. Bloodwell resigned from the Company in September 2002.
(2) Excludes approximately $1,280,000 in principal payments to be paid to Mr. Bloodwell under the then existing Bickford's Phantom Stock Option Plan as a result of his exercise of rights thereunder during 2001. See "Bickford's Phantom Stock Option Plan" below.

Bickford's Phantom Stock Option Plan

         In 1991, ELXSI adopted the Bickford's Phantom Stock Option Plan (the "PSO Plan"). Its only participants were Mr. Bloodwell (who resigned from the Company in September 2002) and two present and one other recently-retired Bickford's officers. At the inception of the PSO Plan, ELXSI granted to these individuals Phantom Stock Option Rights ("PSOR's"), each representing one percentage point, for an initial investment ranging from $25,000 to (in the case of Mr. Bloodwell) $40,833. Each holder of a PSOR was entitled to receive, upon exercise, a cash payment equal to (a) the product of (i) the sum of the appraised value of Bickford's assets at the time of exercise less (x) all then existing liabilities of the Company or ELXSI related to Bickford's, including any debt incurred to acquire Bickford's, debt incurred for Bickford's-related acquisitions and debt used for the working capital needs of Bickford's, and (ii) a percentage equal to the PSOR's then held by the holder, minus (b) an exercise price of approximately $74,000 per PSOR less such holder's initial investment. On July 2, 2001, the four PSOR holders exercised in full their rights to receive payment under the PSO Plan.

         In December 2001, ELXSI and the PSOR holders agreed on the amount and timing of the payments to be received by the PSOR holders as a result of their exercises under the PSO Plan. This agreement provided that the holders would receive approximately $3,638,000 in aggregate payments with approximately three-quarters of the balance due to be paid by October 1, 2002. The remaining balance was to be paid by October 1, 2003. Until the outstanding balances owed by the Company were paid off in full, the participants in the Plan were to be paid quarterly installments equal to 7% of the unpaid amounts as additional compensation. Since December 2001, the Company has not paid any of the outstanding balances on these obligations and during fiscal 2002 the Company paid an aggregate of $259,000 to the PSOR holders representing the 7% payments of additional compensation to them.

         In March 2003, however, the Company entered into a new agreement with three of the PSOR holders with respect to these payments. Under this new agreement, the Company is now obligated to pay 7% of the outstanding balances as additional compensation until the later of January 31, 2004 or the date on which the Company's senior lending bank is paid in full, at which point the outstanding balance will become payable in monthly installments over four years on a "mortgage" amortization basis. The Company's obligation to pay any installment of the outstanding balances is subject to approval of the Company's Board of Directors, subject to certain limitations. Mr. Bloodwell is one of these three PSOR holders and is expected to receive approximately $1,280,000 plus additional compensation payments.

         In June 2003, the Company reached an agreement with the fourth PSOR holder, James P. Shine. Under the terms of the agreement, the Company is not required to repay any portion of the outstanding balance owed to Mr. Shine until March 1, 2007. Until March 1, 2007, the Company will make quarterly payments of additional compensation to Mr. Shine equal to an annualized rate of 7% on the outstanding balance owed to Mr. Shine. In addition, Mr. Shine secured an attachment on the Company's real property located in Kingston, Massachusetts in the amount of $784,589.00.

Common Stock Options

         The following table sets forth the stock options granted to the Company's named executive officers during the fiscal year ended December 31, 2002.

                                                                                               Potential Realizable Value
                                                                                               at Assumed Annual Rates of
                                                                                                Stock Price Appreciation
                                                     Individual Grants                             for Option Term (3)
                      ----------------------------------------------------------------------   --------------------------
                          Number of          % of Total
                          Securities      Options Granted
                      Underlying Options   to Employees in     Exercise Price    Expiration
        Name             Granted (#)(1)      Fiscal Year        ($/share)(2)        Date           5% ($)       10% ($)
--------------------- ------------------  ----------------     --------------   ------------   ----------- --------------
Alexander M. Milley                2,500              14.3%             $3.61        10/8/12        $5,676        $14,384
Kevin Lynch                        2,500              14.3%             $3.61        10/8/12        $5,676        $14,384

--------------------

(1) The options vested in full immediately upon grant and were granted under the Company's stock option plans. None of the options were exercisable until April 8, 2003 (six months after the date of grant).

(2) The exercise price is equal to the fair market value of the stock on the date of grant.

(3) The 5% and 10% assumed rates of annual compounded stock price appreciation are set forth in the rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices.

         The following table presents information as to the value of unexercised in-the-money options granted under the Company's incentive stock option plans and held at year-end by the executive officers named in the Summary Compensation Table above.

                   Aggregated Option Exercises in Last Fiscal
                   ------------------------------------------
                     Year and Fiscal Year-End Option Values
                     --------------------------------------

                                                          Number of Securities               Value of Unexercised
                                                     Underlying Unexercised Options     In-the-Money Options at Fiscal
                              Shares                      at Fiscal Year-End                      Year-End (1)
                             Acquired       Value     ----------------------------      -----------------------------
Name                        on Exercise    Realized   Exercisable    Unexercisable      Exercisable     Unexercisable
----                        -----------    --------   -----------    -------------      -----------     -------------

Alexander M. Milley              -            -           165,000                0               $0                $0

David M. Doolittle               -            -           117,500                0               $0                $0

Daniel E. Bloodwell              -            -                 0                0               $0                $0

Kevin P. Lynch                   -            -           110,450              150               $0                $0

(1) Assumes a fair market value per share of Common Stock of $2.55, the December 31, 2002 closing price.

Employment Agreements

         In mid-1997, ELXSI and Mr. Milley entered into an Employment Agreement, dated as of June 30, 1997 (the "Milley Employment Agreement"), which, in the main: (i) provides for the employment of Mr. Milley as the Chairman of the Board, President and Chief Executive Officer of both the Company and ELXSI and as President and Chief Executive Officer of Cues; (ii) requires Mr. Milley to devote substantially his entire professional time, attention and energies (reasonable vacation, periods of illness and the like excepted) to the performance of all the duties, responsibilities and functions incident to those offices; and (iii) accordingly, places on Mr. Milley primary executive responsibility for each of the Company, ELXSI and Cues. Also in mid-1997, ELXSI and Mr. Doolittle entered into an Employment Agreement, dated as of June 30, 1997 (collectively with the Milley Employment Agreement, the "Employment Agreements"), pursuant to which Mr. Doolittle serves in various capacities with the Company, ELXSI and Cues, including Chief Financial Officer. Prior to the time that the Employment Agreements became effective, there was no formal employment or similar agreement between the Company or any of its subsidiaries and either Messrs. Milley or Doolittle (hereinafter, the "Executives"). The term of the Employment Agreements commenced on June 30, 1997, originally extended until June 30, 2005 (the "Initial Term") and can be renewed or extended with the approval of the Board of Directors of the Company and the consent of the Executive parties, on such terms and conditions as they may agree. During 1999, ELXSI, with the approval of the Board of Directors of the Company, agreed to extend the Initial Term of the Employment Agreements by two years, until June 30, 2007.

         Pursuant to the Employment Agreements, the Executives' respective base salary compensation was increased to (i) $150,000 per annum in the case of Mr. Milley and $95,000 per annum in the case of Mr. Doolittle plus (ii) an additional, cumulative 5% increase that becomes effective on each subsequent June 30 during its term. The Employment Agreements also entitle the Executives:
(a) to participate in such stock option, profit sharing and bonus plans as are made available to other senior executives of ELXSI; (b) to be covered (together with their spouses and minor children) by any and all group health, dental, life insurance and disability plans made available to senior executives of ELXSI, the Company or any of its subsidiaries or divisions generally; (c) to the use of a suitable executive company car; (d) to take four weeks of paid vacation during each year; and (e) to reimbursement for reasonable travel, lodging, entertainment, professional promotion and other appropriate business expenses incurred in the course of their duties on behalf of ELXSI, the Company or any of its subsidiaries or divisions. The Employment Agreements do not limit or restrict the right or ability of ELXSI (acting with the authorization of the Board of Directors of the Company or the Compensation Committee thereof) to grant or award other or additional compensation to the Executives, in whatever form at any time, or to limit or restrict the right or ability of ELXSI to prospectively or conditionally grant or award any such other or additional compensation.

         The Employment Agreements also provide that if an Executive's employment is terminated at any time for any reason (including by reason of a failure to renew or extend prior to the expiration of the Initial Term), then prior to (and as a condition to) such termination, ELXSI must pay to the Executive a lump-sum amount equal to: (i) the amount of base salary compensation that would have been (but for such termination) paid over the one-year period commencing with the effective date of such termination, plus (ii) if such termination is to take effect prior to the expiration of the Initial Term, the amount of base salary compensation that would have been (but for such termination) paid over the remaining Initial Term, less (iii) a present value discount calculated at an annual rate of 6% and taking into account the timing of the base salary payments that would have been made to the Executive during the remaining term of the Employment Agreement (and, in the case of the foregoing clause (i), during the one-year period commencing with the effective date of the termination) assuming (for this purpose) that the employment of the Executive under the applicable Employment Agreement had not been terminated.

         Also in the event that either Executive's employment under his Employment Agreement is terminated at any time for any reason, he (if he is alive) and his spouse and minor children shall continue, for the period of time from and after the effective date of such termination until the date specified hereinbelow, to be covered, at ELXSI's expense, by any and all insurance plans made available to senior executives of the ELXSI, the Company or any of its subsidiaries or divisions generally. Such period of time shall end: (i) in the case of a termination on or after the expiration of the Initial Term, on the earlier to occur of (x) the first anniversary of such termination and (y) the date that the Executive shall have obtained other employment with insurance benefits equivalent to (or in excess of) those provided for under this Employment Agreement; and (ii) in the case of a termination prior to the expiration of the Initial Term, on the earlier to occur of (x) June 30, 2008 and
(y) the date that the Executive shall have obtained other employment with such equivalent (or excess) insurance benefits.

         Under the Employment Agreements, the Executives agreed that during the term thereof and for a period of one year thereafter he will not engage in, or be employed or retained by or have certain other proscribed connections with, any business or enterprise that competes with any business or enterprise being pursued by the Company or any subsidiary or division thereof; provided that the foregoing will not apply to an Executive whose employment is terminated by him with good legal reason, by ELXSI without good legal cause or due to the expiration of his Employment Agreement term. The Employment Agreements also contain provisions prohibiting the disclosure or use by the Executives of non-public information confidential and/or proprietary to the Company or any of its subsidiaries or divisions.

Security Ownership of Certain Beneficial Owners

         As of October 17, 2003, the Company had outstanding 4,100,899 shares of Common Stock. The following table sets forth certain information regarding the ownership of the Company's Common Stock by all those persons and entities known by the Company to be beneficial owners of more than five percent (5%) of the Common Stock, based upon information furnished by the respective beneficial owners.

                                                 Common Stock of the
                                             Company Beneficially Owned
                                              as of October 17, 2003(1)
                                      -----------------------------------------
 Name and Address                     Number of Shares         Percent of Class
-----------------------------------   ----------------        -----------------
Alexander M. Milley
3600 Rio Vista Avenue, Suite A
Orlando, Florida  32805                      2,251,014(2)                  52.4%

Peter R. Kellogg
Spear, Leeds & Kellogg
120 Broadway
New York, New York  10271                      788,000(3)                  19.6%

Aggel Enterprises, Ltd.
11 Duddell Street, 12th Floor
Hong Kong                                      325,940(4)                   8.1%

--------------------
(1) Numbers and percents in the table and footnotes are calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Rule 13d-3"). Each of the named persons and groups has sole voting and dispositive power with respect to the shares shown, except as otherwise indicated.

(2) Consists entirely of: (i) 112,347 outstanding shares and 118,762 shares of Common Stock issuable upon the exercise of currently exercisable warrants held by Eliot Kirkland L.L.C. ("EKLLC"), of which Mr. Milley is the sole manager, the President and a member; (ii) 278,505 shares held by Cadmus Corporation ("Cadmus"), of which Mr. Milley is the Chairman, President and a controlling shareholder; (iii) 590,200 shares held by ELX Limited Partnership ("ELXLP"), of which Mr. Milley is the sole general partner;
     (iv) 198,200 shares held by Azimuth Corporation ("Azimuth"), of which Mr. Milley is the Chairman, President and (through Cadmus) the sole holder of voting stock; and (v) 788,000 shares held by Peter R. Kellogg or other "Kellogg Persons" party to the Kellogg Standstill Agreement (see "Certain Transactions -- Rights Agreement Amendment; Kellogg Standstill Agreement" below), over which Mr. Milley has sole voting power but no dispositive power. Also includes 165,000 shares issuable upon exercise of stock options granted by the Company that are exercisable. Excludes 60,004 shares of Common Stock held by the Milley Trust, a trust for the benefit of certain members of Mr. Milley's immediate family, and 150,500 shares of Common Stock issuable upon the exercise of currently exercisable warrants held by the Milley Trust. Under Rule 13d-3, shares beneficially owned by the Milley Trust as determined thereunder are deemed not to be beneficially owned by Mr. Milley. EKLLC's, Cadmus's, ELXLP's and Azimuth's shares represent approximately 5.6%, 6.9%, 14.7% and 4.9%, respectively, of the outstanding Common Stock. MMI, of which Mr. Milley is President, sole director and majority stockholder, is a controlling stockholder of Cadmus and so may be deemed to share the voting and dispositive power with respect to shares of Common Stock held by Cadmus; consequently, MMI may be deemed to beneficially own 278,505 shares, or approximately 6.9%, of the outstanding Common Stock. The address of each of EKLLC, Cadmus, ELXLP, Azimuth and MMI is the same as that indicated above for Mr. Milley. All the shares of Common Stock held by ELXLP, and 231,505 of the shares held by Cadmus, have been pledged to the Company and ELXSI to secure the ELXLP and Cadmus promissory notes described in "Certain Transactions -- Loans to Cadmus and ELXLP" below.

(3)  Includes: (i) 125,000 shares held by Cynthia Kellogg, Mr. Kellogg's wife;
     (ii) 310,500 shares held by I.A.T. Reinsurance Syndicate Ltd. ("IAT"), of which Mr. Kellogg is the sole holder of voting stock, and subsidiaries of IAT; (iii) 200,000 shares held by the Peter R. Kellogg & Cynthia Kellogg Foundation (the "Kellogg Foundation"), of which Mr. Kellogg is a trustee; and (iv) 50,000 shares held by the NOM Trust U/W/O James C. Kellogg III (the "Kellogg Trust"), of which Mr. Kellogg is a trustee. Mr. Kellogg: (a) has sole dispositive power with respect to the shares held by IAT and shared dispositive power with respect to the shares held by Mrs. Kellogg, the Kellogg Foundation and the Kellogg Trust, and (b) disclaims beneficial ownership of all of the foregoing shares. Mr. Kellogg, Mrs. Kellogg, IAT and its subsidiaries holding Common Stock, the Kellogg Foundation and the Kellogg Trust are the current "Kellogg Persons" party to the Kellogg Standstill Agreement and, pursuant thereto, have granted to Mr. Milley an irrevocable right to vote the shares of Common Stock held by them. See "Certain Transactions -- Rights Agreement Amendment; Kellogg Standstill Agreement" below.

(4) Includes 69,784 shares owned of record or beneficially by other entities under common control with Aggel Enterprises, Ltd. Mr. Kavarana, a director of the Company, is affiliated with the controlling shareholders of Aggel Enterprises, Ltd. and its affiliates. Mr. Kavarana disclaims beneficial ownership of all shares beneficially owned by Aggel Enterprises, Ltd.

Certain Transactions

Management Agreement

         In connection with its 1989 restructuring, the Company entered into a Management Agreement, dated September 25, 1989 (as amended, the "Management Agreement"), with Winchester National, Inc. ("Winchester"), a private investment and management consulting firm owned by Mr. Milley. In July 1991, the Company transferred its rights and duties under the Management Agreement to ELXSI, its wholly-owned subsidiary, and Winchester transferred its rights and duties under the Management Agreement to MMI, of which Mr. Milley is the President and the sole director and of which Mr. Milley and the Milley Trust, a trust for the benefit of certain members of Mr. Milley's immediate family, are the only stockholders. The Management Agreement initially was scheduled to expire on September 30, 1992; in that year MMI and ELXSI agreed to an extension of its term (i) through September 30, 1995 (the "Initial Term") and (ii) thereafter, until terminated by either party with the approval of a majority of its Board of Directors on not less than 90 days prior written notice to the other party. Effective January 1, 1994, MMI transferred its rights and obligations under the Management Agreement to Cadmus. Under an amendment entered into by ELXSI and Cadmus in 1997 (the "1997 Amendment") the date for the earliest expiration of the Initial Term was extended from September 30, 1995 to June 30, 2005, and under another amendment agreed to by ELXSI and Cadmus in 1998 the date for the earliest expiration of the Initial Term was further extended to June 30, 2007.

         Under the terms of the Management Agreement, Cadmus provides ELXSI with advice and services with respect to its business and financial management and long-range planning. Specific examples of services historically rendered to the Company under this management agreement include: (a) furnishing the services of certain executive officers and other employees of Cadmus; (b) ongoing evaluation of division management; (c) preparing and reviewing division operating budgets and plans; (d) evaluating new restaurant locations and menu changes; (e) identifying, and assisting in the divestiture of, under-performing assets; (f) evaluating financing options and negotiating with lenders; (g) assisting in the compliance with securities laws and other public reporting requirements; (h) communicating with stockholders; (i) negotiating and arranging insurance programs; (j) monitoring tax compliance; (k) evaluating and approving capital spending; (l) cash management services; (m) preparing market research; (n) developing and improving management reporting systems; and (o) identifying and evaluating acquisition candidates and investment opportunities. In addition, Cadmus provides the Company with general administrative services, for which it did not charge the Company in 2002.

         Under the Management Agreement, the management services provider became entitled to receive, in addition to reimbursement for reasonable expenses, fee compensation commencing upon ELXSI's having first achieved operating income (as defined) of $1,250,000 for a fiscal quarter. Those fees may be discontinued following any fiscal year in which such operating income is less than $4,000,000, but shall be reinstated following the first fiscal quarter thereafter in which ELXSI again attains quarterly operating income of at least $1,250,000. Under these terms, the Management Agreement counterparty (Winchester, MMI or Cadmus) had been receiving Management Agreement fees continuously from October 1991 through December 2001. Operating income (as defined) for fiscal year 2001 was less than $4,000,000; accordingly, ELXSI discontinued paying Management Agreement fees in 2002. ELXSI will be obligated to resume payment of such fees if and when operating income exceeds $1,250,000 for any fiscal quarter ending subsequent to January 1, 2002.

         Prior to the 1997 Amendment, the fee compensation payable by ELXSI under the Management Agreement was $500,000 per annum. Pursuant to the 1997 Amendment, this compensation was increased, effective April 1, 1997, to (i) $600,000 per annum plus (ii) an additional, cumulative 5% increase that becomes effective on each April 1 during its term. Cadmus may request an increase in such fee or escalator, but any such increase must be approved by a majority of the independent directors of the Company. Management Agreement fees paid to Cadmus for the year 2002 were $0.00.

         The Management Agreement provides that if Cadmus's services under the Management Agreement are terminated at any time for any reason (including by reason of a failure to renew or extend prior to the expiration of the Initial
Term), then prior to (and as a condition to) such termination, ELXSI must pay to Cadmus a lump-sum amount equal to: (i) the amount of fees that would have been (but for such termination) paid over the one-year period commencing with the effective date of such termination, plus (ii) if such termination is to take effect prior to the expiration of the Initial Term, the amount of fees that would have been (but for such termination) paid over the remaining Initial Term, less (iii) a present value discount calculated at an annual rate of 6% and taking into account the timing of the fee payments that would have been made to Cadmus during the remaining Initial Term (and, in the case of the foregoing clause (i), during the one-year period commencing with the effective date of the termination) assuming (for this purpose) that the services of Cadmus under the Management Agreement had not been terminated. For purposes of the foregoing, ELXSI's operating income for all relevant periods will be deemed to be in excess of $4,000,000 if operating income for the full fiscal year most recently completed prior to the relevant termination was equal to or in excess of such amount.

         Each of Messrs. Milley, Shaw and Doolittle is an officer and/or director of Cadmus; Messrs. Shaw and Lynch are minority shareholders of Cadmus; and through MMI (a direct Cadmus stockholder), Mr. Milley is the controlling shareholder of Cadmus. See "Directors and Executive Officers of the Company" above.

Loans to Cadmus and ELXLP

         On June 30, 1997, ELXSI loaned to Cadmus $2,000,000 to finance its purchase from Bank of America, N.A. ("BofA"), ELXSI's former lending bank, of 6,517 shares of Series AAA preferred stock of Azimuth that it had issued in December 1996 under a Recapitalization Agreement to which Azimuth, its subsidiaries, BofA and ELXSI were parties. Each of Messrs. Milley, Shaw and Doolittle is an officer, director and stockholder of Azimuth and an officer and/or director of Cadmus. This loan originally matured on the second anniversary of its origination (i.e., June 30, 1999), was extended in 1999 by two years, originally required quarterly payments of interest at a rate of 15% per annum and was originally secured by a pledge of the shares of Azimuth Series AAA preferred stock financed thereby. The funds for ELXSI's loan to Cadmus were provided by BofA, under ELXSI's credit agreement. In June 2001, ELXSI agreed to further extend the maturity of this loan, to June 30, 2003. In addition, at various times during 2000 ELXSI made advances to Cadmus with funds that were provided by BofA, under ELXSI's credit agreement. These advances, totaling approximately $6,732,000, bear interest at ELXSI's cost of funds (under its BofA credit agreement) plus 2%.

         In December 1994, the Company made a three-year loan of $1,155,625 to ELX Limited Partnership ("ELXLP"), of which Mr. Milley is the sole general partner and Messrs. Lynch, Shaw and Doolittle are limited partners, to finance ELXLP's exercise of an option to purchase 369,800 shares of Common Stock from The Airlie Group, L.P. In December 1996, the Company made another three-year loan to ELXLP, of $909,150, utilized by it to exercise an option to purchase 110,200 shares of Common Stock held by BankAmerica Capital Corporation ("BACC"), an affiliate of BofA, and to purchase from BACC an additional 110,200 shares of Common Stock. Funding for these loans were obtained by the Company through ELXSI's credit agreement with BofA. Both Company loans to ELXLP required no principal or interest payments until their respective maturity dates and bear interest at a rate equal to the Company's cost of funds (under ELXSI's BofA credit agreement) plus 0.5%. In December 1997, the Company agreed to a three-year extension of its 1994 loan to ELXLP, and ELXLP paid in full all interest accrued on such loan through the original maturity date, totaling approximately $330,000. In December 1999, the Company agreed to a three-year extension of its 1996 loan to ELXLP and to the capitalization of the interest then accrued thereon. In December 2000, the Company agreed to a further three-year extension of its 1994 loan to ELXLP and to the capitalization of the interest then accrued thereon.

         Effective December 31, 2001, the terms of the promissory notes of Cadmus and ELXLP delivered to the Company and ELXSI in connection with each of these loans were amended. Pursuant to these amendments (among other things), all unpaid interest thereunder (approximately $271,000 in the case of Cadmus and $346,000 in the case of ELXLP) were added to principal, and the maturity dates were extended to April 1, 2005, with no payments scheduled prior to that date. The Company also required new security for these notes and, accordingly, Mr. Milley, Cadmus, ELXLP, MMI (of which Mr. Milley is the President, sole director and majority shareholder) and Winchester (of which Mr. Milley is an officer, director and sole shareholder) granted guarantees of each of these notes and entered into Pledge and Security Agreements by which they pledged certain equity securities and brokerage account interests, including 821,705 shares of Common Stock of the Company, as collateral security for Cadmus's and ELXLP's obligations thereunder. Also pursuant to these amendments, the Company and ELXSI agreed that payments under these notes could be made in cash or by the surrender of (among other things) shares of Common Stock of the Company, in which event the Board of Directors of the Company will determine the value thereof to be applied in reduction of the indebtedness paid.

Warrants Extensions

         As of October 17, 2003, the Company had outstanding 200,500 Series A Warrants to Purchase Common Stock ("Series A Warrants") and 68,762 Series C Warrants to Purchase Common Stock (the "Series C Warrants"). Fifty Thousand (50,000) Series A Warrants and all of the Series C Warrants are held by Eliot Kirkland L.L.C., of which Mr. Milley is the sole manager, the President and a member. The remaining 150,500 Series A Warrants are held by the Milley Trust. See "Certain Transactions -- Management Agreement" above. Under their original terms, the Series A Warrants were exercisable at $3.125 per share and expired on September 30, 1996 and the Series C Warrants were exercisable at $4.36 per share and expired on January 31, 1997. In 1996, the Company and the holders of the Series A Warrants and Series C Warrants agreed to, and in March, 1997 the Company's Board of Directors approved, a two-year extension of the expiration dates of the Series A Warrants and Series C Warrants, in consideration of which the holders thereof agreed to an increase in their exercise prices to $3.75 and $5.23, respectively. In 1998, the Company and the holders of the Series A Warrants and the Series C Warrants agreed to, and the Board of Directors approved, an additional two-year extension of the expiration dates of the Series A Warrants and Series C Warrants, in consideration of which the holders thereof agreed to an increase in their exercise prices to $4.50 and $6.278, respectively. In 2000, the Company and the holders of the Series A Warrants and the Series C Warrants agreed to, and the Board of Directors approved, a further additional two-year extension of the expiration dates of the Series A Warrants and Series C Warrants, in consideration of which the holders thereof agreed to an increase in their exercise prices to $5.40 and $7.534, respectively. On September 27, 2002, the Company and the holders of the Series A Warrants and the Series C Warrants agreed to, and the Board of Directors approved, an additional two-year extension of the expiration dates of the Series A Warrants and Series C Warrants, in consideration of which the holders thereof agreed to an increase in their exercise prices to $6.48 and $9.041, respectively. The Series A Warrants currently expire on September 30, 2004 and the Series C Warrants currently expire on January 31, 2005.

Rights Agreement Amendment; Kellogg Standstill Agreement

         In 1997, the Company entered into a Rights Agreement, dated as of June 4, 1997 (as amended, the "Rights Agreement"), with Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), pursuant to which (among other things) the Board of Directors of the Company declared a dividend of one Common Stock Purchase Right (each, a "Right") for each share of Common Stock outstanding at the opening of business on June 16, 1997. All shares of Common Stock issued on or after such date also have or will have one attached Right. Generally speaking, each Right will detach from the Common Stock, and become exercisable at $25.00 for shares of Common Stock having twice that value, ten business days after: (a) the public announcement that any person, entity or "group", together with the respective affiliates and associates thereof, has become the beneficial owner of 15% or more of the outstanding Common Stock (such a person, entity or group, an "Acquiring Person"), or (b) the commencement of a tender or exchange offer that would result in any person, entity or "group" beneficially owning 15% or more of the outstanding Common Stock (as such terms are defined, and determinations made, under applicable Commission rules); provided that the percentage applicable to Mr. Milley and other "Milley Group Members" (as defined in the Rights Agreement, and which includes Azimuth, Cadmus, Eliot Kirkland L.L.C., ELXLP and MMI) is 35%.

         In January 1999, after Peter R. Kellogg disclosed to the Company that he and certain related persons and entities, in the aggregate, owned in excess of 650,000 shares of Common Stock, they commenced negotiations that culminated in the entering into by: (a) the Company and the Rights Agent of a Rights Agreement Amendment, dated as of March 16, 1999 (the "Rights Agreement Amendment"), and (b) the Company, Alexander M. Milley, Mr. Kellogg and such related persons and entities (who are identified in footnote 3 to the table in under the heading "Security Ownership of Certain Beneficial Owners" above) (collectively with Mr. Kellogg, the "Kellogg Persons"), of a Standstill Agreement, dated as of March 16, 1999 (the "Kellogg Standstill Agreement").

         The most significant amendments to the Rights Agreement effected under the Rights Agreement Amendment were certain modifications to the definition of "Acquiring Person" that, in essence: (a) permit "Kellogg Group Members" (as defined in the Rights Agreement Amendment, and which includes all the present Kellogg Persons), under certain circumstances and subject to certain limitations, to beneficially own in excess of 15% of the outstanding Common Stock without becoming "Acquiring Persons" under the Rights Agreement (the "Kellogg Rights Agreement Amendments"), and (b) exclude from the determination of the Milley Group Members' beneficial ownership of Common Stock shares beneficially owned by Kellogg Group Members or by other Peter R. Kellogg-related persons and entities that are within the definition therein of "Kellogg Related Persons" that may, under applicable Commission rules, be deemed to be beneficially owned by Mr. Milley by virtue of the Kellogg-to-Milley Proxy granted pursuant to the Kellogg Standstill Agreement and described hereinbelow. The limited in-excess-of-15% permission granted to Kellogg Group Members under the Rights Agreement Amendment is embodied in the definition therein of "Kellogg Group Member Limit", which is the greater of: (i) 1,000,000 shares of Common Stock (subject to adjustment for stock splits, stock dividends, etc.) less the number of shares of Common Stock beneficially owned by all Kellogg Related Persons and all of their respective affiliates and associates, and (ii) 15% of the outstanding Common Stock; provided that if at any time it is established that any Kellogg Group Member or any affiliate or associate of any Kellogg Group Member who is a beneficial owner of Common Stock acquired those securities with the purpose or effect of changing or influencing the control of the Company, or in connection with or as a participant in any transaction having that purpose or effect, then the foregoing clause (i) will no longer be effective and the "Kellogg Group Member Limit" will be 15% of the outstanding Common Stock. Under the Kellogg Standstill Agreement, the Kellogg Persons have represented and warranted that their shares of Common Stock were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the Company, or in connection with or as a participant in any transaction having that purpose or effect.

         The determination by the Board of Directors of the Company to implement the Kellogg Rights Agreement Amendments was based upon, in part, the representations, warranties, covenants and agreements of the Kellogg Persons under the Kellogg Standstill Agreement. Consistent therewith, the Rights Agreement Amendment provides that in the event that at any time any Kellogg Person is in breach of or default under the Kellogg Standstill Agreement, the effectiveness of the Kellogg Rights Agreement Amendments may, at the election of the Company, be suspended or terminated. Under the Kellogg Standstill Agreement, the Company has agreed that, for so long as there is not any breach of or default under the Kellogg Standstill Agreement on the part of any Kellogg Person, it will not suspend or terminate any of the Kellogg Rights Agreement Amendments, terminate the Rights Agreement Amendment or take any other action having the purpose or effect of modifying or altering the Kellogg Rights Agreement Amendments.

         Under the Kellogg Standstill Agreement, the Kellogg Persons have agreed that if after the date thereof any Kellogg Group Member or any affiliate or associate thereof who (in each case) is not already a "Kellogg Person" party thereto purchases or otherwise acquires any shares of Common Stock or other voting securities of the Company ("Other Voting Securities"), that person or entity will promptly thereafter take the actions specified therein to become a "Kellogg Person" party to the Kellogg Standstill Agreement.

         Pursuant to the Kellogg Standstill Agreement, each Kellogg Person has irrevocably constituted and appointed Mr. Milley the attorney-in-fact and proxy of such Kellogg Person, with full power of substitution, to vote all shares of

Common Stock and Other Voting Securities which such Kellogg Person is entitled to vote at any annual or special meeting of the stockholders of the Company, and to express consent or dissent to any corporate action in writing without a meeting of the stockholders of the Company, in such manner as Mr. Milley or his substitute may determine (the "Kellogg-to-Milley Proxy"). The Kellogg-to-Milley
Proxy: (a) is stated to be coupled with an interest and irrevocable; (b) covers any and all shares of Common Stock and Other Voting Securities owned by any Kellogg Person, whenever acquired; and (c) will remain in effect for so long any Rights are outstanding under the Rights Agreement. No Kellogg Person may grant any proxy or power of attorney to any person or entity which conflicts with the Kellogg-to-Milley Proxy.

         Under the Kellogg Standstill Agreement, the Kellogg Persons have granted to Mr. Milley certain rights of first refusal over any shares of Common Stock or Other Voting Securities owned by them that they may determine to sell or otherwise dispose of, subject to certain exceptions. Mr. Milley has the right to designate a different person or entity to effect the purchase of any such shares or Other Voting Securities as to which such rights may be exercised.

         Under the Kellogg Standstill Agreement, each Kellogg Person has agreed that, unless and to the extent otherwise consented to in writing by the Company, such Kellogg Person will not: (a) solicit proxies with respect to any Common Stock or Other Voting Securities, actively oppose any action approved by a majority of the Continuing Directors (as defined in the Rights Agreement) of the Company, or become a "participant" in any "election contest" relating to the election of directors of the Company; (b) propose, make or initiate, or solicit stockholders of the Company for the approval of, one or more stockholder proposals; (c) propose, or make, initiate or solicit any proposals from, or provide any information or participate in any discussions or negotiations with, or otherwise cooperate in any way with or assist, any person or entity concerning any merger, consolidation, other business combination, tender or exchange offer, recapitalization, liquidation or dissolution or any purchase or other acquisition or sale or other disposition of assets (other than in the ordinary course of business) or shares of capital stock of the Company or any of its subsidiaries or divisions or any similar transaction involving the Company or any subsidiary or division of the Company or any subsidiary; (d) take any other action for the purpose of or with the effect of changing or influencing the control of the Company, or in connection with or as a participant in any transaction having that purpose or effect; (e) form, join or in any way participate in any "group" with respect to any securities of the Company (except a group consisting entirely of Kellogg Group Members, Kellogg Related Persons, Milley Group Members and/or their respective affiliates or associates); or (f) induce, attempt to induce, encourage or solicit, or cooperate with, any other person or entity to do any of the foregoing.

         Under the Kellogg Standstill Agreement, if after the date thereof any Kellogg Related Person or any affiliate or associate thereof acquires any additional shares of Common Stock or Other Voting Securities, that person or entity must promptly thereafter take the actions specified therein in order to make applicable to such shares the Kellogg-to-Milley Proxy, the above-described rights of first refusal and the covenants and agreements described in the immediately preceding paragraph hereof.

         Under the Kellogg Standstill Agreement, Peter R. Kellogg indemnifies the Company, Mr. Milley, the other Milley Group Members and their respective officers, directors, employees, agents, professional advisors and controlling persons, for the period of time specified therein, from and against any and all Losses (as defined therein) incurred or suffered by any of them as a result of or arising out of or in connection with the Rights Agreement Amendment and/or Kellogg Standstill Agreement.

Compensation Committee Interlocks and Insider Participation

         Throughout 2002, the Company's Compensation Committee was comprised of Messrs. Milley, Kavarana and O'Donnell. Throughout 2002, Mr. Milley also served as Chairman, President and Chief Executive Officer of the Company and ELXSI and as President and Chief Executive Officer of its Cues division. Since September 2002, Mr. Milley has also served as President and Chief Executive Officer of Bickford's. Throughout 2002, Messrs. Doolittle, Milley and Shaw all served as directors and/or executive officers of Azimuth. Messrs. Milley, Shaw and O'Donnell were directors and/or executive officers of Molecular Diagnostics throughout 2002. Messrs. Milley, Shaw and Doolittle were directors and/or executive officers of Cadmus throughout 2002.

Stock Performance Graph

         Presented below is a stock performance graph which shows a comparison of the performance of the Company's Common Stock over the five-year period from December 31, 1997 through December 31, 2002 versus The Nasdaq Stock Market ("Nasdaq") Index and the Nasdaq Non-Financial Stocks Index. The Nasdaq Non-Financial Stocks Index was chosen as an appropriate industry index because the Company operates in two distinct business segments: restaurants and equipment manufacturing and servicing. Thus, a broad definition of industry such as "Non-Financial" was deemed appropriate by the Company and has been used for this Proxy Statement section since 1993. The closing price of the Common Stock on December 31, 2002 was $2.55.

                               Cumulative Return
                              5 Year (12/97 = 100)


                            [GRAPHIC CHART OMITTED]



------------------------- ------------- ------------ ------------ ------------ ------------ ------------
                               12/31/97     12/31/98     12/31/99     12/31/00     12/31/01     12/31/02
------------------------- ------------- ------------ ------------ ------------ ------------ ------------
Nasdaq Index                        100          141          261          157          125           86
------------------------- ------------- ------------ ------------ ------------ ------------ ------------
ELXSI Corporation                   100          110          112           80           66           22
------------------------- ------------- ------------ ------------ ------------ ------------ ------------
Nasdaq Non-Financial                100          147          288          168          128           84
------------------------- ------------- ------------ ------------ ------------ ------------ ------------

Section 16(a) Beneficial Ownership Reporting Compliance

         Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the SEC. Specific filing deadlines of these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during the fiscal year ended December 31, 2002. To the best of the Company's knowledge, all of these filing requirements have been satisfied. In making this statement, the Company has relied solely on written representations of its directors and executive officers and any ten percent stockholders and copies of the reports that they filed with the Commission.

                        PROPOSAL NO. 2 -- APPROVAL OF THE
               ELXSI CORPORATION 2003 INCENTIVE STOCK OPTION PLAN
                           (Item 2 on the Proxy Card)

         The Board of Directors adopted the ELXSI Corporation 2003 Incentive Stock Option Plan (the "2003 Option Plan") on September 19, 2003. The purpose and terms of the 2003 Option Plan, which is reprinted in full in Annex B hereto, are described generally below, but that description is qualified in its entirety by reference to such Annex B hereto.

         The 2003 Option Plan, which if approved by the stockholders of the Company at the Annual Meeting of Stockholders will become effective on the date thereof, provides for the grant to selected directors, officers and executive, managerial and administrative employees of the Company or any of its subsidiaries ("Eligible Persons") of either incentive stock options (within the meaning of ss.422 of the Internal Revenue Code (the "Code")) or nonqualified options (intended not to qualify as incentive stock options) to purchase Common Stock of the Company. However, only employees within the meaning of Code ss.3401(c) are entitled to receive incentive stock options under the 2003 Option Plan. The 2003 Option Plan is to be administered by a committee appointed by the Board of Directors consisting of at least two directors of the Company (the "Committee"). In the absence of such appointment, the Compensation Committee of the Board of Directors will serve as the Committee; it is currently intended that the Compensation Committee will serve that function.

         As of the date of this Proxy Statement, there are approximately 70 Eligible Persons, three of whom are non-executive directors, two of whom are executive directors and one of whom is a non-director executive officer of the Company or ELXSI. Because the number of shares that may be made subject to options under the 2003 Option Plan ("Options"), as well as the option price per share of Common Stock, depend on contingent and variable factors, it is not possible to estimate or otherwise determine the Options likely to be granted pursuant to the 2003 Option Plan. The market value of the Common Stock at the close of business on October 17, 2003 was $3.699 per share.

         The maximum number of shares of Common Stock that may be made subject to Options is 100,000 shares. Each Eligible Person who is selected by the Committee will be offered an Option to purchase a specified maximum number of shares of Common Stock of the Company at a specified price. The exercise price per share may not be less than the fair market value per share of Common Stock as of the date of grant. An Eligible Person to whom an Option is granted must execute an option agreement evidencing that Option in the form prescribed by the Committee no later than 30 days from the date the Option is granted or, if later, 10 days after the Eligible Person receives an option agreement evidencing the Option. All Options will be nontransferable except by will or the laws of descent and distribution.

         Except in the event of a nonqualified stock Option holder's death or disability to the extent provided in the applicable option agreement, no Option may be exercised more than 10 years after its date of grant. An Option may contain terms making it exercisable in increments over a specified interval of time or in whole after the lapse of a specified period of time.

         An optionee may exercise an Option on any date that is more than six months after the date of grant to the extent the Option is exercisable on that date (but for not fewer than 25 shares, or the total number of shares exercisable, if less). The option price payable on exercise of an Option may be paid in cash, in shares or other securities of the Company, partly in each, or by a broker-assisted "cashless" exercise involving an immediate sale of a sufficient number of the shares being acquired to pay the Option exercise price.

         An outstanding Option that is wholly or partially unexercisable at a given time shall become immediately exercisable in full upon a change in control of the Company. A change in control is defined generally as: (i) the sale of all or substantially all of the Company's assets; (ii) an election of new directors if a majority of the directors immediately thereafter consists of persons who were not nominated by management to stand for election; or (iii) the sale in a single transaction of at least 50% of the outstanding Common Stock, consummation of a tender offer for more than 50% of the outstanding Common Stock, or the consummation of a merger or consolidation of the Company, if immediately after any such event a majority of directors consists of persons who were not directors immediately prior to the event. However, in the event of a merger or consolidation in which the Company does not survive, the Committee may negate the accelerated exercisability of Options, but only if the agreement of merger or consolidation requires that each optionee on that date receives the same merger consideration as he or she would have received as a stockholder of the Company had the exercisability of the Option been accelerated and had the optionee, immediately prior to the merger or consolidation, exercised the Option for the full number of shares subject thereto, paid the option price in full, and satisfied all other conditions for the exercise of the Option.

         The 2003 Option Plan provides for adjustment in the maximum number of shares of Common Stock that may be granted thereunder and in the number of shares of Common Stock subject to outstanding Options in the event of any stock dividend, stock split, stock combination, merger, consolidation, reorganization, recapitalization or other change in the capital structure of the Company affecting the Common Stock. The Board of Directors may amend, suspend or terminate the 2003 Option Plan at any time, except that no such change in the 2003 Option Plan can adversely affect any Options outstanding on the date of such change without the optionee's consent. Furthermore, any such change that requires stockholder approval to comply with applicable provisions of the Code, applicable federal or state securities laws or Nasdaq or exchange listing requirements will not be effective if stockholder approval is not obtained as required. Unless sooner terminated, the 2003 Option Plan will terminate on September 19, 2013.

         For federal income tax purposes, the grant to an optionee of a nonqualified stock option will not constitute a taxable event to the optionee or to the Company. Upon exercise of a nonqualified stock option (or, in certain cases, a later tax recognition date), the optionee will recognize compensation income taxable as ordinary income, measured by the excess of the fair market value of the Common Stock purchased on the exercise date (or later tax recognition date) over the amount paid by the optionee for such Common Stock, and will be subject to tax withholding. The Company may claim a deduction for the amount of such compensation. The optionee will have a tax basis in the Common Stock purchased equal to the amount paid plus the amount of ordinary income recognized upon exercise of the nonqualified stock option. Upon the subsequent sale of the Common Stock received upon exercise of the nonqualified Option, an optionee will recognize capital gain or loss equal to the difference between the amount realized on such sale and his or her tax basis in the Common Stock, which may be long-term capital gain or loss if the optionee holds the Common Stock for more than one year from the exercise date.

         For federal income tax purposes, neither the grant nor the exercise of an incentive stock Option will constitute a taxable event to the optionee or to the Company, assuming the Option qualifies as an incentive stock Option under Code ss.422. If an optionee does not dispose of the Common Stock acquired upon exercise of an incentive stock option during the statutory holding period, any gain or loss upon subsequent sale of the Common Stock will be long-term capital gain or loss, assuming the shares represent a capital asset in the optionee's hands. The statutory holding period is the later of two years from the date the incentive stock Option is granted or one year from the date the Common Stock is transferred to the optionee pursuant to the exercise of the Option. If the statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock Option or the subsequent sale of the Common Stock received upon exercise thereof. If the statutory holding period requirement is not satisfied, the optionee will recognize compensation income taxable as ordinary income on the date the Common Stock is sold (or later tax recognition date) in an amount equal to the lesser of (i) the fair market value of the Common Stock on that date less the amount paid by the optionee for such Common Stock, or (ii) the amount realized on the disposition of the Common Stock less the amount paid by the optionee for such Common Stock; the Company may then claim a deduction for the amount of such compensation income.

         The federal income tax consequences summarized hereinabove are based upon current law and are subject to change.

         The 2003 Option Plan is being submitted to the stockholders of the Company for approval in order to comply with certain Nasdaq rules applicable to the Company and in order to satisfy one of the Code's conditions to qualifying certain Options granted thereunder as incentive stock options. In the event that the 2003 Option Plan is not approved by stockholders, it will not be effective; however, the Board of Directors may consider readoption of the 2003 Option Plan or another similar plan.

         The Board of Directors recommends that stockholders vote FOR the approval of the 2003 Option Plan.

                      Equity Compensation Plan Information
                      ------------------------------------

         The Company maintains a number of equity compensation plans for employees, officers, directors and others whose efforts contribute to our success. The table below sets forth certain information as our fiscal year ended December 31, 2002 regarding the shares of our Common Stock available for grant or granted under stock option plans that: (i) were approved by our stockholders; and (ii) were not approved by our stockholders.

----------------------- -------------------------  ----------------------  ------------------------------------------
                         Number of securities to      Weighted-average      Number of securities remaining available
                         be issued upon exercise      exercise price of         for future issuance under equity
                         of outstanding options,    outstanding options,    compensation plans (excluding securities
    Plan Category          warrants and rights       warrants and rights            reflected in column (a))
----------------------- -------------------------  ----------------------  ------------------------------------------
                                   (a)                       (b)                                (c)
----------------------- -------------------------  ----------------------  ------------------------------------------
 Equity compensation
  plans approved by              854,282                    $7.20                             153,178
  security holders
----------------------- -------------------------  ----------------------  ------------------------------------------
 Equity compensation
 plans not approved by              0                         0                                  0
   security holders
----------------------- -------------------------  ----------------------  ------------------------------------------
        Total                    854,282                    $7.20                             153,178
----------------------- -------------------------- ------------------------ ------------------------------------------

                PROPOSAL NO. 3 -- RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT ACCOUNTANTS
                             (Item 3 on Proxy Card)

         PricewaterhouseCoopers LLP ("PWC") was the Company's independent accountants for the fiscal year ended December 31, 2001 and had served in such capacity for more than ten years. On July 24, 2002, the Company dismissed PWC and appointed the firm of Tedder, James, Worden & Associates, P.A. ("Tedder James") as its independent accountants for the fiscal year ending December 31, 2002. The Audit Committee of the Board of Directors recommended this change of accountants. In addition, the Audit Committee of the Board of Directors has selected Tedder James to be the Company's independent accountants for the current fiscal year.

         The Audit Committee has considered whether Tedder James's provision of services, other than services rendered in connection with the audit of the Company's annual financial statements, is compatible with maintaining Tedder James's independence.

         The Company has been advised by Tedder James that neither it nor any of the members thereof has any financial interest, direct or indirect, in the Company in any capacity. A representative of Tedder James is not expected to be present at the 2003 Annual Meeting of Stockholders.

         The report of PWC on the financial statements for the fiscal year ended December 31, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that in its report for the years in the period ended December 31, 2001, PWC noted that the Company's primary bank credit facility includes certain default provisions that would allow the bank, based on its subjective determination, to consider the facility to be in default and accelerate the maturity date. PWC also stated therein that in the event of acceleration, the Company would be required to fund substantially all of its debt, which would raise substantial doubt about its ability to continue as a going concern.

         In connection with its audit for the fiscal year ended December 31, 2001 and through July 24, 2002, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused it to make reference thereto in its report on the financial statements for such years.

         As required under Commission rules, the Company provided PWC with a copy of its proposed disclosures with respect to the foregoing and requested that PWC furnish the Company with a letter addressed to the Commission stating whether it concurred agrees with the statements made therein. PWC responded with a letter addressed to the Commission in which PWC expressed its concurrence with such disclosures.

         The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Tedder James as the Company's independent accountants for the current fiscal year.

         Audit Fees. During 2002 and 2003, Tedder James and PWC billed the Company $105,000 and $19,000, respectively, for auditing the Company's financial statements for the year ended December 31, 2002 and reviewing the financial statements included in each of the Company's quarterly reports of Form 10-Q filed during the year 2002.

         Financial Information Systems Design and Implementation Fees. Neither Tedder James nor PWC rendered any services to the Company for financial information systems design and implementation during fiscal 2002.

         All Other Fees: During 2002, Tedder James billed the Company an additional $13,000 for professional services rendered during fiscal 2002 which are not otherwise described above. These fees were billed in connection with audits of the Company's 401(k) plan. In addition, PWC billed the Company an additional $130,100 for professional services rendered during fiscal 2002 which are not otherwise described above. These fees included $113,100 of tax preparation and consulting fees and $17,000 relating to audits of the Company's 401(k) Plan.

                    OTHER MATTERS; PROPOSALS OF STOCKHOLDERS

         The Company's Bylaws require that any business or proposals to be considered or voted upon at any meeting of stockholders, if not offered by the Board of Directors, on behalf of the Board of Directors by an authorized committee thereof or by the Chairman of the meeting, be offered by a stockholder of the Company entitled to vote thereon at such meeting, but only if written notice thereof, containing specified information, is delivered to the Secretary of the Company so as to be received not less than 30 nor more than 60 days prior to the meeting; provided, however, that: (a) if less than 35 days notice of the meeting is given to stockholders, such notice must be so delivered not later than the seventh day following the date on which such notice of the meeting was mailed; and (b) such notice is not required with respect to any stockholder proposal that is included in the Company's proxy materials in accordance with Rule 14a-8 under the Exchange Act ("Rule 14a-8"). There is no stockholder proposal included in these proxy materials, and the Secretary of the Company has not received notice in accordance with the foregoing of any other business or proposal (not disclosed in this Proxy Statement) to be considered or voted upon at the 2003 Annual Meeting of Stockholders. If any business, proposal or other matter not described in these proxy materials should be brought before such meeting for a vote, it is the intention of the persons named in the enclosed form of Proxy to vote in accordance with their discretion.

         Proposals of stockholders intended to be presented at the 2004 Annual Meeting of Stockholders and included in the Company's proxy materials therefor in accordance with Rule 14a-8 must be received at the Company's executive offices on or before June 24, 2004. Other stockholder business and proposals intended to be presented at such meeting must be received by the Secretary of the Company within the time-frames described in the immediately preceding paragraph.

                                       ELXSI CORPORATION


                                       By Alexander M. Milley
                                       Chairman of the Board,
                                       President & Chief Executive Officer


         It is important that Proxies be returned or otherwise voted promptly. Therefore, stockholders who do not expect to attend the meeting in person are urged to fill in, sign, date and return the enclosed form of Proxy or vote via the Internet or by telephone.

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as amended, filed with the Securities and Exchange Commission, may be obtained without charge by any stockholder of the Company of record as of October 17, 2003 by writing to: ELXSI Corporation, 3600 Rio Vista Avenue, Suite A, Orlando, Florida 32805, Attention: David M. Doolittle.

         The Company's stock transfer agent is Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004; telephone: (212) 509-4000.

                                                                         Annex A
                                                                         -------

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
                              OF ELXSI CORPORATION
                              --------------------

I.       PURPOSE

         The primary functions of the Audit Committee (the "Committee") are to assist the Board of Directors in monitoring (i) the Company's financial reporting process, accounting functions and internal controls and (ii) the qualifications, independence, appointment, replacement, compensation and performance of the Company's registered public accounting firm.

         The term "registered public accounting firm" as used herein (i) initially shall mean the independent accounting firm serving as the Company's auditors and (ii) after the date when the rules of the Securities and Exchange Commission ("SEC") require the Company's auditors to be registered with the Public Company Accounting Oversight Board (the "Accounting Board"), shall mean the public accounting firm registered with the Accounting Board which performs the auditing function for the Company.

         Although the Committee has the powers and responsibilities set forth in this Amended and Restated Charter, the role of the Committee is oversight. It is not the duty of the Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Company management, and subject to audit by the Company's registered public accounting firm.

II.      COMPOSITION AND INDEPENDENCE

         The Committee shall consist of three or more directors of the Company. The members on the Committee shall meet the independence and other qualification requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations thereunder and the applicable rules of the stock exchange or stock market on which the Company's securities are traded or quoted, subject to any permitted exceptions thereunder. To the extent available, at least one of the Committee members must qualify as an "audit committee financial expert", as defined by applicable rules.

         Committee members, including the chairperson, shall be elected by the Board at the annual meeting of the Board of Directors. Members shall serve until their successors shall be duly elected and qualified.

III.     MEETINGS AND PROCEDURES

         The Audit Committee shall meet at least two times per year, or more frequently as circumstances require. The Committee may request that members of management, representatives of the registered public accounting firm and others attend meetings and provide pertinent information, as necessary. In order to foster open communications, the Committee shall meet at such times as it deems appropriate or as otherwise required by applicable law, rules or regulations in separate executive sessions to discuss any matters that the Committee believes should be discussed privately.

         Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the Board under the Company's By-laws, unless otherwise stated by resolution of the Board of Directors.

IV.      RESPONSIBILITIES AND DUTIES

         A.       General Matters

         1. The Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, retention and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the registered public accounting firm regarding financial reporting) engaged for the purpose of preparing or issuing its audit report or related work. The registered public accounting firm shall report directly to the Committee.

         2. To the extent required by applicable law, rules and regulations, the Committee shall pre-approve all auditing services and non-audit services (including the fees and terms thereof) permitted to be provided by the Company's registered public accounting firm contemporaneously with the audit, subject to certain de minimus exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which may be approved by the Committee prior to the completion of the audit.

         3. The Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Committee shall determine the extent of funding necessary for payment of compensation to (i) the registered public accounting firm for the purpose of rendering or issuing the annual audit report or related work or performing other audit review or attest services for the Company, and (ii) any independent counsel and other advisers retained to advise the Committee.

         4. The Committee may form subcommittees consisting of one or more members and delegate to such subcommittees authority to perform specific functions, including, without limitation, pre-approval of audit and non-audit services, if permitted by applicable law, rules and regulations.

         B.       Oversight of the Company's Relationship with the Auditors

                  With respect to any registered public accounting firm that proposes to perform audit services for the Company, the Committee shall:

         1. On an annual basis, review all relationships the registered public accounting firm has with the Company in order to consider and evaluate the registered public accounting firm's continued independence. In connection with its review and discussions, the Committee shall: (i) ensure that the registered public accounting firm submits to the Committee a formal written statement (consistent with Independence Standards Board Standards No. 1, as it may be amended or supplemented, and Section 10A of the Exchange Act) delineating all relationships and services that may impact the objectivity and independence of the registered public accounting firm;
                  (ii) discuss with the registered public accounting firm any disclosed relationship, services or fees (audit and non-audit related) that may impact the objectivity and independence of the registered public accounting firm; (iii) review the registered public accounting firm's statement of the fees billed for audit and non-audit related services, which statement shall specifically identify those fees required to be disclosed in the Company's annual proxy statement; and (iv) satisfy itself as to the registered public accounting firm's independence.

         2. Ensure the rotation of the lead (or coordinating) audit partner and other significant audit partners as required by applicable law, rules and regulations.

         3. On an annual basis, confirm that the registered public accounting firm is not disqualified by virtue of the fact that any of the Company's chief executive officer, chief financial officer, controller, chief accounting officer (or a person serving in an equivalent position) was employed by that registered public accounting firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit of the current year's financial statements.

         4. Establish with the registered public accounting firm, the scope and plan of the work to be done by the registered public accounting firm as part of the audit for the fiscal year.

         C.       Financial Statements and Disclosure Matters

                  With respect to the Company's financial statements and other disclosure matters, the Committee shall:

         1. Review and discuss with management and the registered public accounting firm the Company's quarterly financial statements.

         2. Review and discuss with management and the registered public accounting firm the Company's annual audited financial statements and the report of the registered public accounting firm thereon.

         3. Review and discuss all material correcting adjustments identified by the registered public accounting firm in accordance with generally accepted accounting principles and SEC rules and regulations which are reflected in each annual and quarterly report that contains financial statements, and that are required to be prepared in accordance with (or reconciled to) generally accepted accounting principles under
                  Section 13(a) of the Exchange Act and filed with the SEC.

         4. Review and discuss all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses which are required to be disclosed in each annual and quarterly financial report of the Company filed with the SEC.

         5. Discuss with management and the registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any judgments about the quality, appropriateness and acceptability of the Company's accounting principles, significant changes in the Company's selection or application of accounting principles and any other significant changes to the Company's accounting principles and financial disclosure practices which are suggested by the registered public accounting firm or management.

         6. Review with management, the registered public accounting firm, and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities with relevant jurisdiction.

         7. The review and discussions hereunder with respect to audits performed by the registered public accounting firm, shall include the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("SAS 61"). These matters include the auditor's responsibility under generally accepted auditing standards, the Company's significant accounting policies, management's judgments and accounting estimates, significant audit adjustments, the auditor's responsibility for information in documents containing audited financial statements (e.g., MD&A), disagreements with management, consultation by management with other accountants, major issues discussed with management prior to retention of the auditor and any difficulties encountered in the course of the audit work.

         8. Receive and review all other reports required under the Exchange Act to be provided to it by the registered public accounting firm including without limitation, reports on (i) all critical accounting policies and practices used by the Company, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm, and (iii) all other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

         9. Following completion of its review of the annual audited financial statements, recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements and the report of the registered public accounting firm thereon be included in the Company's annual report on Form 10-K filed with the SEC.

         10. Prepare the Audit Committee report required by the SEC to be included in the Company's annual proxy statement and any other Committee reports required by applicable laws, rules and regulations.

         D.       Internal Audit Function, Disclosure Controls and Internal
                  Controls

                  With respect to the Company's internal audit function, disclosure controls and internal controls and procedures for financial reporting:

         1. In consultation with management and the registered public accounting firm, review and assess the adequacy of the Company's internal controls and procedures for financial reporting and the procedures designed to ensure compliance with applicable laws, rules and regulations.

         2. If and when applicable, review management's report on internal controls and procedures for financial reporting purposes required to be included in the Company's Annual Report of Form 10-K.

         3. If and when applicable, review the registered public accounting firm's attestation to management's report included in the Annual Report on Form 10-K evaluating the Company's internal controls and procedures for financial reporting.

         4. Review and discuss any disclosures made by the Company's CEO and CFO to the Committee (as a result of their evaluation as of the end of each fiscal quarter of the Company's effectiveness of the disclosure controls and procedures and its internal controls and procedures for financial reporting) related to (i) any significant deficiencies in the design or operation of internal controls and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.

         5. Establish and review procedures within the time period required by applicable law, rules and regulations for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         E.       Other Miscellaneous Matters

                  The Committee shall also have responsibility to:

         1. Review and approve all related-party transactions, unless otherwise delegated to another committee of the Board of Directors consisting solely of independent directors.

         2. If required by applicable law, rules or regulations, review and approve (i) the adoption of and any change or waiver in the Company's code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made in the manner permitted by SEC rules regarding such change or waiver, unless otherwise delegated to another committee of the Board of Directors consisting solely of independent directors.

         3. Review and discuss with management and the registered public accounting firm the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures (including management's risk assessment and risk management policies).

         4. Review with management and the registered public accounting firm the sufficiency in number and the quality of financial and accounting personnel of the Company.

         5. Review and reassess the adequacy of this Charter annually and recommend to the Board any changes or amendments the Committee deems appropriate.

         6. Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

                                                                         Annex B
                                                                         -------

                                ELXSI CORPORATION
                        2003 INCENTIVE STOCK OPTION PLAN

         1. Purpose. The purpose of this Plan is to advance the interests of ELXSI Corporation by providing an opportunity to selected directors, officers and key employees of the Company and its Subsidiaries to purchase shares of Common Stock through the exercise of options granted pursuant to this Plan, which may be either Incentive Options or Nonqualified Options. By encouraging such stock ownership, the Company seeks to establish as close an identity as feasible between the interests of the Company and its Subsidiaries and those of such directors, officers and key employees and also seeks to attract, retain, motivate and reward persons of superior ability, training and experience.

         2.       Definitions.

                  (1)      Board means the Board of Directors of the Company.

                  (2) Code means the Internal Revenue Code of 1986 and regulations thereunder, as amended from time to time.

                  (3) Committee means the committee appointed by the Board responsible for administering the Plan or, in the absence of such an appointment, the Compensation Committee of the Board.

                  (4) Common Stock means the common stock of the Company, par value $.001 per share.

                  (5) Company means ELXSI Corporation, a Delaware corporation.

                  (6) Director means each individual who is serving as a member of the Board as of the time of reference.

                  (7) Eligible Person means an individual who is serving in any one or more of the following capacities:
                           Director, director of a Subsidiary, officer of the Company, officer of any Subsidiary, or Key Employee.

                  (8) Employee means an employee of the Company or any Subsidiary within the meaning of Code Section 3401(c).

                  (9) Incentive Option means a stock option granted to an Employee and intended to qualify as an "incentive stock option" within the meaning of Code Section 422 and designated as such.

                  (10) Key Employee means an executive, managerial or administrative Employee.

                  (11) Nonqualified Option means a stock option not intended to be an Incentive Option and designated as nonqualified, the federal income tax treatment of which is determined generally under Code Section 83.

                  (12) Option means either an Incentive Option or a Nonqualified Option granted pursuant to this Plan.

                  (13) Plan means this ELXSI Corporation 2003 Incentive Stock Option Plan as set forth herein, and as amended from time to time.

                  (14) Securities Act means the Securities Act of 1933, as amended, and rules and regulations promulgated pursuant thereto, as amended from time to time.

                  (15) Subsidiary means a "subsidiary" of the Company within the meaning of Code Section 424(f), which generally is defined as any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         3. Effective Date. This Plan was approved and adopted by the Board on September 19, 2003. The effective date of this Plan shall be November 21, 2003, the date of the annual meeting of stockholders of the Company, so long as this Plan is approved by the stockholders of the Company on said date.

         4. Stock Subject to Plan. The maximum aggregate number of shares of Common Stock that may be made subject to Options granted hereunder is 100,000 shares, which number shall be adjusted in accordance with Section 9 in the event of any change in the Company's capital structure. Shares of Common Stock issued pursuant to this Plan may consist, in whole or in part, of either authorized and unissued shares or issued shares held in the Company's treasury. Any shares subject to an Option that for any reason expires or is terminated unexercised as to such shares may again be the subject of an Option under this Plan.

         5. Administration. The Plan shall be administered by a Committee appointed by the Board consisting of not fewer than two individuals who are Directors. The Board shall have the discretion to remove and appoint members of the Committee from time to time. The Committee shall have full power and discretion, subject to the express provisions of this Plan, (i) to determine the Eligible Persons to whom Options are to be granted, the time or times at which Options are to be granted, the number of shares of Common Stock to be made subject to each Option, whether each Option is to be an Incentive Option or a Nonqualified Option, the exercise price per share under each Option, and the maximum term of each Option; (ii) to interpret and construe the Plan and to prescribe, amend and rescind rules and regulations for its administration; (iii) to determine the terms and provisions of each option agreement evidencing an Option; and (iv) to make all other determinations the Committee deems necessary or advisable for administering this Plan. All decisions of the Committee shall be made by a majority of its members, which shall constitute a quorum, and shall be reflected in minutes of its meetings.

         6. Eligibility. Options may be granted to such Eligible Persons as the Committee selects.

         7. Terms and Conditions of Options. Options granted pursuant to this Plan shall be evidenced by stock option agreements in such form and containing such terms and conditions as the Committee shall determine. If an Eligible Person to whom an Option is granted does not execute an option agreement evidencing that Option in the form prescribed by the Committee within the later of (i) thirty days from the date of grant of the Option or (ii) ten days after the Eligible Person's receipt of an option agreement from the Company, the Option shall be void and of no further force or effect. Each option agreement evidencing an Option shall contain among its terms and conditions the following:

                  (1) Price. Subject to the conditions on Incentive Options contained in Section 8(2), if applicable, the purchase price per share of Common Stock payable upon the exercise of each Option granted hereunder shall be as determined by the Committee in its discretion but shall not be less than the fair market value of the Common Stock on the day the Option is granted. The fair market value of Common Stock shall be as determined by the Committee in its discretion in accordance with any applicable laws or rules.

                  (2) Number of Shares and Kind of Option. Each option agreement shall specify the number of shares to which it pertains and shall specify whether the Option is a Nonqualified Option or an Incentive Option.

                  (3) Terms of Exercise. Subject to the conditions on Incentive Options contained in Section 8(2), if applicable, and to Section 10, each Option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Committee may determine at the time it grants such Option; provided, however, that (i) no Option shall be exercised as to fewer than 25 shares of Common Stock or, if less, the total number of shares of Common Stock remaining unexercised under the Option, and
                           (ii) no Option shall be exercisable with respect to any shares earlier than six months from the date the Option is granted or later than ten years after the date the Option is granted, except to the extent permitted in the event of the death of the holder of a Nonqualified Option under such holder's option agreement.

                  (4) Notice of Exercise and Payment. An Option shall be exercisable only by delivery of a written notice to the Company's Treasurer, or any other officer of the Company that the Committee designates to receive such notices, specifying the number of shares of Common Stock for which the Option is being exercised. If the shares of Common Stock acquired upon exercise of an Option are not at the time of exercise effectively registered under the Securities Act, the optionee shall provide to the Company or Committee, as a condition to the optionee's exercise of the Option, a letter, in form and substance satisfactory to the Company, to the effect that the shares are being purchased for the optionee's own account for investment and not with a view to distribution or resale, and to such other effects as the Company deems necessary or appropriate to comply with federal and applicable state securities laws. Payment shall be made in full at the time the Option is exercised. Payment shall be made by:

                           (i)      cash;

                           (ii) delivery and assignment to the Company of shares of Common Stock owned by the optionee;

                           (iii) delivery and assignment to the Company of other securities of the Company owned by the optionee;

                           (iv) delivery of a written exercise notice, including irrevocable instructions to the Company to deliver the stock certificates issuable upon exercise of the Option directly to a broker named in the notice that has agreed to participate in a "cashless" exercise on behalf of the optionee; or

                           (v)      a combination of (i), (ii) and (iii).

                           Upon the optionee's satisfaction of all conditions required for the exercise of the Option and payment in full of the purchase price for the shares being acquired as aforesaid, the Company shall, within a reasonable period of time following such exercise, deliver a certificate representing the shares of Common Stock so acquired; provided, that the Company may postpone issuance and delivery of shares upon any exercise of an Option to the extent necessary or advisable to comply with the applicable requirements of The Nasdaq Stock Market ("Nasdaq") or any exchange on which the Common Stock is listed, or any federal or state securities laws.

                  (5) Withholding Taxes. The Company's obligation to deliver shares of Common Stock upon exercise of an Option, in whole or in part, shall be subject to the optionee's satisfaction of all applicable federal, state and local tax withholding obligations, if any.

                  (6) Nontransferability of Option. No Option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee (or the optionee's guardian or legal representative).

                  (7) Legends. Any restriction on transfer of shares of Common Stock provided in this Plan or in the option agreement evidencing any Option shall be noted or referred to conspicuously on each certificate evidencing such shares.

         8. Restrictions on Incentive Options. Incentive Options (but not Nonqualified Options) granted under this Plan shall be subject to the following restrictions:

                  (1) Limitation on Number of Shares. The aggregate fair market value, determined as of the date an Incentive Option is granted, of the shares with respect to which Incentive Options are exercisable for the first time by an Employee during any calendar year shall not exceed $100,000. If an Incentive Option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an Employee exceeds the aforementioned $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation shall be treated as a Nonqualified Option pursuant to Code Section 422(d)(1). In the event that an Employee is eligible to participate in any other stock option plan of the Company or a Subsidiary which is also intended to comply with the provisions of Code Section 422, the $100,000 limitation shall apply to the aggregate number of shares for which Incentive Options may be granted under all such plans.

                  (2) 10% Stockholder. If any Employee to whom an Incentive Option is granted pursuant to the provisions of this Plan is on the date of grant the owner of stock (as determined under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary, then the following special provisions shall be applicable to the Incentive Option granted to such individual:

                           (i) The Option price per share subject to such Incentive Option shall not be less than 110% of the fair market value of one share on the date of grant; and

                           (ii) The Incentive Option shall not have a term in excess of five (5) years from its date of grant.

         9. Adjustment for Changes in Capitalization. Appropriate and equitable adjustment shall be made in the maximum number of shares of Common Stock subject to this Plan under Section 4 and, subject to Section 10, in the number, kind and option price of shares of Common Stock subject to then outstanding Options to give effect to any changes in the outstanding Common Stock by reason of any stock dividend, stock split, stock combination, merger, consolidation, reorganization, recapitalization or any other change in the capital structure of the Company affecting the Common Stock after the effective date of this Plan.

         10.      Change in Control, Merger, Etc.

                  (1) Change in Control. Upon the occurrence of any of the events listed below, all outstanding Incentive Options and Nonqualified Options held by all optionees pursuant to this Plan which are not otherwise exercisable in whole or in part shall become immediately exercisable in full, unless and to the extent otherwise determined by the Committee. The events are as follows:

                           (i)      The sale by the Company of all or
                                    substantially all of its assets;

                           (ii) Any of the following events if, immediately following such event, a majority of the Directors consists of persons who were not Directors immediately prior to the date of such event:

                                    (a)      the sale of 50% or more of the
                                             outstanding shares of Common Stock
                                             of the Company in a single
                                             transaction;

                                    (b)      the consummation of a tender offer
                                             (by a party other than the Company)
                                             for more than 50% of the
                                             outstanding shares of Common Stock
                                             of the Company; or

                                    (c)      subject to Section 10(2) below, the
                                             consummation of a merger or
                                             consolidation involving the
                                             Company; or

                           (iii) An election of new Directors if immediately following such election a majority of the Directors consists of persons who were not nominated by management to stand for election as Directors in such election.

                  (2) Where Company Does Not Survive. In the event of a merger or consolidation to which the Company is a party but is not the surviving company, the Committee in its discretion may vote to negate and give no effect to the acceleration of Options pursuant to
                           Section 10(1)(ii)(c), but only if and to the extent that an executed agreement of merger or consolidation provides that the optionee holding such an Option shall receive the same merger consideration as the optionee would have received as a stockholder of the Company had the exercisability of the Option been accelerated in accordance with Section 10(1)(ii)(c) and had the optionee, immediately prior to the merger or consolidation, exercised the Option for the full number of shares subject thereto, paid the exercise price in full, and satisfied all other conditions for the exercise of the Option.

                  (3) Liquidation or Dissolution. The provisions of Section 9 and Subsections 10(1) and (2) shall not cause any Option to terminate other than in accordance with other applicable provisions of this Plan. However, in the event of the liquidation or dissolution of the Company, each outstanding Option shall terminate, except to the extent otherwise specifically provided in the option agreement evidencing the Option.

         11. Rights of Optionee. No Eligible Person shall have a right to be granted an Option or, having received an Option, a right again to be granted an Option. An optionee shall have no rights as a stockholder with respect to any shares of Common Stock covered by his or her Option until the date the Option has been exercised and the full purchase price for such shares has been received by the Company. Nothing in this Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of or to continue as an officer or director of, the Company or any Subsidiary or to interfere in any way with the right of the Company or any Subsidiary to terminate or modify the terms or conditions of the Option holder's employment or other relationship with the Company or any Subsidiary.

         12. Amendment and Termination of the Plan. Unless sooner terminated by the Board, this Plan shall terminate, so that no Options may be granted pursuant to it thereafter, on September 19, 2013. The Board may at any time amend, suspend or terminate this Plan in its discretion without further action on the part of the stockholders of the Company, except that:

                  (1) no such amendment, suspension or termination of the Plan shall adversely affect or impair any then outstanding Option without the consent of the optionee holding the Option; and

                  (2) any such amendment, suspension or termination that requires approval by the stockholders of the Company in order to comply with applicable provisions of the Code, applicable federal or state securities laws or Nasdaq or exchange listing requirements shall be subject to approval by the stockholders of the Company within the applicable time period prescribed thereunder, and shall be null and void if such approval is not obtained.

To our shareholders:

The year 2002 brought significant change to ELXSI.

Our largest business and historically most consistent endured its second consecutive year of declining performance in its base weekend breakfast business. In response to this sobering trend, I assumed the responsibility in August for directing a comprehensive overhaul of the restaurant business.

Utilizing our strong retail locations as a base, we launched an entirely new approach to the business strategically rooted in a high quality food and service concept. Known for breakfast throughout the New England area, we introduced a major new menu in December which incorporated the highest quality of meat and freshly delivered seafood as the hallmark. In addition, the same quality standard applied to fruits, vegetables, and breads. Almost every item on the menu has been upgraded.

To round out the plan we instituted standards for preparation and delivery that are at levels never before experienced by much of the staff. Hiring and training while evaluating existing people brings with it a new degree of risk. However it is a risk that I feel must be taken to stem the trend.

As the third leg of the overhaul we have been physically converting certain Bickford's locations to provide an atmosphere more conducive to an upscale casual dining experience. We have begun with locations that have liquor licenses and lounges and to date have successfully completed four conversions since December.

In certain Bickford's locations that do not have liquor we have renovated the interior and exterior to a motif that reflects a traditional New England Grille atmosphere as opposed to a pancake house.

Attracting and retaining customers in the non-breakfast day parts provides significant upside in both the guest count and the average guest check. This will be central to our success. We have already experienced a significant increase in the average check and now must continue to build the dinner business in terms of customers.

Such an overhaul is a big challenge but we are determined to make it a success.

At Cues, the picture is looking bright even in a down economy where municipalities are struggling to make ends meet. Although a competitive marketplace remains, our quality and efficiency programs continue to pay off. Our backlog is stronger than ever and our management team keeps gaining experience in dealing with the many challenging operational issues presented in such a highly engineered product line.

Although still enduring a going concern opinion, we believe that our financial condition is strong. The liquidity and value in our real estate assets provides us a great foundation. However we have been hit with a skeptical lending climate particularly in the restaurant industry and that has proven to be more expensive than we anticipated.

Looking ahead, we expect to see the fruits of our labors materialize in the restaurant business and provide a nice compliment to the future growth of Cues.


                                       Sincerely,


                                       Alexander M. Milley
                                       Chairman of the Board
                                       President & CEO

--------------------------------------------------------------------------------


                                ELXSI Corporation
                         3600 Rio Vista Avenue, Suite A
                             Orlando, Florida 32805

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                November 21, 2003

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby constitute(s) and appoint(s) Alexander M. Milley and Robert C. Shaw, and each of them, as proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of ELXSI Corporation (the "Company") which the undersigned is (are) entitled to vote at the Annual Meeting of the Stockholders of the Company to be held at the Tavern on the Charles restaurant located at 1234 Soldiers Field Road, Boston, Massachusetts, 02135, on Friday, November 21, 2003, at 9:00 a.m. (local time), and at any adjournment(s) thereof (the "Meeting"), on all matters that may come before such Meeting. Said proxies are instructed to vote on the matters described herein in the manner herein specified.


              (Please date and sign this Proxy on the reverse side)


--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^










                   Continental Stock Transfer & Trust Company
                  is the transfer agent for ELXSI Corporation.

      Access to your ELXSI Corporation stockholder account information and other stockholder services are now available on the internet.

                            www.continentalstock.com
                            ------------------------

Through this new service, ELXSI Corporation stockholders can select a Personal Identification Number, or "PIN", to secure access to personal stockholders records. With a PIN, stockholders can change addresses, receive electronic forms, and view account transaction and dividend history.

To access this new service, visit the website listed above. From the home page, select "ContinentaLink Full Service". From there, you can either Test Drive the service (choose the "Test Drive" button) or you can Sign-Up (choose the "Sign-Up" button). If you choose to sign-up, enter your taxpayer identification number or social security number as your ID Number. Your personal Security Code can be found on the reverse side of this card in the bottom left corner. Enter any four alphanumeric characters you would like to use for your PIN. Re-enter the same PIN in the PIN Verification field. Your PIN will be activated overnight, and you will be able to access your stockholder records the following day. If you need assistance with this process, please contact Continental at 1-800-509-5586.





--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             PROXY BY MAIL                                                     Please mark
                                                                                                                your votes   [X]
                                                                                                                like this
IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED
HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" PROPOSALS 1, 2, AND 3, AND AS THE
PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                      WITHHOLD
                                                FOR   AUTHORITY                                             FOR   AGAINST   ABSTAIN

1. Election of the following five nominees as   [ ]      [ ]      2. Approval of the ELXSI Corporation      [ ]     [ ]       [ ]
   directors of the Company:                                         2003 Incentive Stock of Option Plan

Nominees: 01 Farrokh K. Kavarana; 02 Kevin P.                     3. Ratification of Appointment of         [ ]     [ ]       [ ]
Lynch; 03 Alexander M. Milley; 04 Denis M.                           Tedder, James, Worden & Associates,
O'Donnell; and 05 Robert C. Shaw                                     P.A. as the Company's independent
                                                                     accountants for the fiscal year
FOR all nominees listed above except withhold authority to           ending December 31, 2003
vote for the following nominee(s):
                                                                  4. In their discretion, the proxies are authorized to vote upon
__________________________________________________________           such other matters as may properly come before the Meeting.

----------------------------------------------------              The undersigned hereby revoke(s) all previous Proxies and
 IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE               acknowledge(s) receipt of the Notice of Meeting dated October 23,
                 INSTRUCTIONS BELOW                               2003, the Proxy Statement attached thereto and the Annual Report
----------------------------------------------------              on Forms 10-K and 10-K/A of the Company for the fiscal year ended
                                                                  December 31, 2003 forwarded therewith.

-------------------------------------------------------------------------------   ================================================

                                                                                                   COMPANY NUMBER:

                                                                                                    PROXY NUMBER:

                                                                                                   ACCOUNT NUMBER:

-------------------------------------------------------------------------------   ================================================
Signature ____________________________________________ Signature ____________________________________________ Date _______________

Please mark, sign and return this Proxy promptly using the enclosed envelope. This Proxy should be signed exactly as the name appears hereon. If stock is held in the names of joint owners, each should sign. Persons signing as an attorney, executor, administrator, guardian, trustee, corporate officer or in any other fiduciary or representative capacity should give full title.
------------------------------------------------------------------------------------------------------------------------------------
                                        ^ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ^

           ----------------------------------------------------------
             [GRAPHIC     VOTE BY TELEPHONE OR INTERNET    [GRAPHIC
             OMITTED]   QUICK * * * EASY * * * IMMEDIATE   OMITTED]
           ----------------------------------------------------------

                                ELXSI CORPORATION

o You can now vote your shares electronically through the Internet or the telephone.
o   This eliminates the need to return the proxy card.
o Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET
------------------------------
www.continentalstock.com

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL
--------------------------

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
---------------------------
1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter company number, proxy number and account number. Follow the voting instructions to vote your shares.

           PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED ELECTRONICALLY
           -----------------------------------------------------------


SECURITY CODE


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